                                                                    Exhibit 10.2


                                CREDIT AGREEMENT


     CREDIT AGREEMENT dated as of October 31, 1997 (this "Agreement") among PHP
                                                          ---------
Healthcare Corporation, a Delaware corporation (the "Borrower"), the banks,
                                                     --------
financial institutions and other institutional lenders listed on the signature pages hereof as the Initial Lenders (the "Initial Lenders"), NationsBank, N.A.,
                                          ---------------
("NationsBank"), as initial issuing bank (in such capacity, the "Initial Issuing
  -----------                                                    ---------------
Bank"), and NationsBank, as administrative agent and collateral agent (in such
----
capacities and together with any successor appointed pursuant to Article VII, the "Administrative Agent") for the Lender Parties (as hereinafter defined).
     --------------------


PRELIMINARY STATEMENTS:

     (1) The Borrower has entered into an Asset Purchase Agreement dated as of July 24, 1997 (as amended, modified or otherwise supplemented in accordance with its terms and the provisions of the Loan Documents (as hereinafter defined), the "Purchase Agreement") with HIP of New Jersey, Inc., a New Jersey health
 ------------------
maintenance organization ("HIP"), pursuant to the Purchase Agreement, the
                           ---
Borrower has agreed to purchase (the "Acquisition"), the assets of eighteen (18)
                                      -----------
health care centers from HIP. The Borrower has designated, pursuant to the terms of the Purchase Agreement, Pinnacle Health Enterprises, L.L.C., a Delaware limited liability company ("PHE") to assume all of its rights and obligations
                            ---
under the Purchase Agreement.

     (2) PHE has entered into a twenty-year service contract (as amended, modified or supplemented from time to time, the "Service Contract") with HIP
                                                 ----------------
pursuant to which PHE will arrange for the delivery of healthcare services for HIP's members. In connection with the Acquisition and the Service Contract, the Borrower will pay HIP no more than $72,600,000 excluding fees and expenses and any working capital adjustments.

     (3) The Borrower has requested that, in connection with the Transaction (as hereinafter defined), the Lender Parties lend to the Borrower an aggregate principal amount of up to $75,000,000 to finance the Transaction, pay related costs and expenses of the Borrower, and that, from time to time, the Lender Parties lend to the Borrower and issue Letters of Credit (as hereinafter defined) for the benefit of the Borrower to provide working capital for the Borrower and its Subsidiaries (as hereinafter defined). The Lender Parties have indicated their willingness to agree to lend such amounts on the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:


                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

     SECTION 1.01.  Certain Defined Terms.  As used in this Agreement, the
                    ---------------------
following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Acquisition"  has the meaning specified in Preliminary Statement (1) to
      -----------
this Agreement.

     "Administrative Agent" has the meaning specified in the recital of parties
      --------------------
to this Agreement.

     "Administrative Agent's Account" means the account of the Administrative
      ------------------------------
Agent maintained at its office at NationsBank, N.A., 100 North Tryon Street, 8th Floor, Charlotte, North Carolina 28255, Account No. 136621-22506, Attention:
Corporate Credit Services.

     "Advance" means a Term Advance, a Revolving Credit Advance or a Letter of
      -------
Credit Advance.

     "Affiliate" means, as to any Person, any other Person that, directly or
      ---------
indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 5% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

     "Alternate Base Rate" means a fluctuating interest rate per annum in effect
      -------------------
from time to time, which rate per annum shall at all times be equal to the higher of:

     (a) the rate of interest announced publicly by NationsBank in Charlotte, North Carolina, from time to time, as its prime rate; and

     (b) 1/2 of 1% per annum above the Federal Funds Rate.

     "Alternate Base Rate Advance" means an Advance that bears interest as
      ---------------------------
provided in Section 2.07(a)(i).

     "Applicable Lending Office" means, with respect to each Lender Party, such
      -------------------------
Lender Party's Domestic Lending Office in the case of a Alternate Base Rate Advance and such Lender Party's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

     "Applicable Margin" means a percentage per annum as it may be in effect
      -----------------
from time to time, as set forth below:


=====================================================================================================
FOR THE THREE MONTH PERIOD FROM:               EURODOLLAR                 ALTERNATE              BASE
                                                ADVANCES                  RATE ADVANCES
-----------------------------------------------------------------------------------------------------
                                               Term       REVOLVING       Term          REVOLVING
                                                             CREDIT                     CREDIT
November 1, 1997 through January 31, 1998
                                               ------------------------------------------------------
                                               5.0%          4.5%          4.0%            3.5%
-----------------------------------------------------------------------------------------------------
February 1, 1998 through April 30, 1998        5.5%          5.0%          4.5%            4.0%

-----------------------------------------------------------------------------------------------------
May 1, 1998 through July 31, 1998              6.0%          5.5%          5.0%            4.5%

-----------------------------------------------------------------------------------------------------
August 1, 1998 through October 31, 1998        6.5%          6.0%          5.5%            5.0%

-----------------------------------------------------------------------------------------------------
November 1, 1998 through January 31, 1999      7.0%          6.5%          6.0%            5.5%

-----------------------------------------------------------------------------------------------------
February 1, 1999 through April 30, 1999        7.5%          7.0%          6.5%            6.0%

-----------------------------------------------------------------------------------------------------
May 1, 1999 through July 31, 1999              8.0%          7.5%          7.0%            6.5%

-----------------------------------------------------------------------------------------------------
August 1, 1999 through the Termination Date    8.5%          8.0%          7.5%            7.0%

=====================================================================================================

       "Appropriate Lender" means, at any time, with respect to (a) either the
        ------------------
Term Facility or Revolving Credit Facility, a Lender that has a Commitment with respect to such Facility at such time and (b) the Letter of Credit Facility, (i) the Issuing Bank and (ii) if the other Revolving Credit Lenders have made Letter of Credit Advances pursuant to Section 2.03(b) that are outstanding at such time, each such other Revolving Credit Lender.

       "Assignment and Acceptance" means an assignment and acceptance entered
        -------------------------
into by a Lender Party and an Eligible Assignee, and accepted by the Administrative Agent, in accordance with Section 8.07 and in substantially the form of Exhibit C hereto.

       "Available Amount" of any Letter of Credit means, at any time, the
        ----------------
maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).

       "BCBSNJ" means Blue Cross and Blue Shield of New Jersey.
        ------

       "Borrower" has the meaning specified in the recital of parties to this
        --------
Agreement.

       "Borrower's Account" means the account of the Borrower maintained by the
        ------------------
Borrower with NationsBank, N.A. at its office at 100 North Tryon Street, Charlotte, North Carolina 28255, Account No. 3750527254.

       "Borrowing" means a Term Borrowing or a Revolving Credit Borrowing.
        ---------

       "BCBSNJ" means Blue Cross and Blue Shield of New Jersey.
        ------

       "Business Day" means a day of the year on which banks are not required or
        ------------
authorized by law to close in Charlotte, North Carolina and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

       "Capital Expenditures" means, for any Person for any period, the sum of
        --------------------
(a) all expenditures made, directly or indirectly, by such Person or any of its Subsidiaries during such period for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have been or should be, in accordance with GAAP, reflected as additions to property, plant or equipment on a Consolidated balance sheet of such Person or have a useful life of more than one year plus (b) the aggregate
                                                        ----
principal amount of all Debt (including Obligations under Capitalized Leases) assumed or incurred in connection with any such expenditures.

       "Capitalized Leases" means all leases that have been or should be, in
        ------------------
accordance with GAAP, recorded as capitalized leases.

       "Cash Collateral Account" has the meaning specified in the Security
        -----------------------
Agreement.

       "Cash Equivalents" means any of the following, to the extent owned by the
        ----------------
Borrower or any of its Subsidiaries free and clear of all Liens other than Liens created under the Collateral Documents and having a maturity of not greater than 180 days from the date of issuance thereof: (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) insured certificates of deposit of or time deposits with any commercial bank that is a Lender Party or a member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in clause (c), is organized under the laws of the United States or any State thereof and has total assets in excess of $500,000,000, (c) commercial paper in an aggregate amount of no more than $5,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's Investors Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Ratings Group, (d) investments in money market or mutual funds which invest solely in assets of the type described in clauses (a), (b) or (c) above or (e) unleveraged repurchase obligations with respect to any security described in clause (a) above and entered into with a depositary institution or trust company (acting as principal) whose long-term credit rating is at least "A1" (or the then equivalent grade) by Moody's Investors Service or "A+" (or the then equivalent grade) by

Standard & Poor's Ratings Group or whose short-term credit rating is at least "Prime-1" (or the then equivalent grade) by Moody's Investors Service, Inc. or "A-1" (the then equivalent grade) by Standard & Poor's Ratings Group.

       "CERCLA" means the Comprehensive Environmental Response, Compensation and
        ------
Liability Act of 1980, as amended from time to time.

       "CERCLIS" means the Comprehensive Environmental Response, Compensation
        -------
and Liability Information System maintained by the U.S. Environmental Protection Agency.

       "Closing Date" means November 6, 1997.
        ------------

       "Collateral" means all "Collateral" referred to in the Collateral
        ----------
Documents and all other property that is or is intended to be subject to any Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

       "Collateral Documents" means the Security Agreement, the Mortgages and
        --------------------
any other agreement that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

       "Collateral Grantor" means each of the Borrower and each Subsidiary
        ------------------
Guarantor.

       "Commitment" means a Term Commitment, a Revolving Credit Commitment or a
        ----------
Letter of Credit Commitment.

       "Confidential Information" means information that the Borrower furnishes
        ------------------------
to the Administrative Agent or any Lender Party in a writing designated as confidential, but does not include any such information that is or becomes generally available to the public or that is or becomes available to the Administrative Agent or such Lender Party from a source other than the Borrower.

       "Consolidated" refers to the consolidation of accounts in accordance with
        ------------
GAAP.

       "Constitutive Documents"  means, with respect to any Person, the
        ----------------------
certificate of incorporation or registration (including, if applicable, certificate of change of name), articles of incorporation or association, memorandum of association, charter, bylaws, partnership agreement, trust agreement, joint venture agreement, limited liability company operating or members agreement, joint venture agreement or one or more similar agreements, instruments or documents constituting the organization or formation of such Person.

       "Conversion", "Convert" and "Converted" each refer to a conversion of
        ----------    -------       ---------
Advances of one Type into Advances of the other Type pursuant to Section 2.09 or 2.10.

       "Current Assets" of any Person means all assets of such Person that
        --------------
would, in accordance with GAAP, be classified as current assets of a company conducting a business the same as or similar to that of such Person, after deducting adequate reserves in each case in which a reserve is proper in accordance with GAAP.

       "Current Liabilities" of any Person means (a) all Debt of such Person
        -------------------
except Funded Debt that by its terms is payable on demand or matures within one year after the date of determination (excluding any Debt renewable or extendible, at the option of such Person, to a date more than one year from such date or arising under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date)] and (b) all other items (including taxes accrued as estimated) that in accordance with GAAP would be classified as current liabilities of such Person.

       "Debt" of any Person means (a) all indebtedness of such Person for
        ----
borrowed money, (b) all Obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days incurred in the ordinary course of such Person's business), (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Obligations of such Person as lessee under Capitalized Leases, (f) all Obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (g) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, valued, in the case of Redeemable Preferred Stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid
                                                       ----
dividends, (h) all Obligations of such Person in respect of Hedge Agreements,
(i) all Debt of others referred to in clauses (a) through (h) above or clause
(j) below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss, and (j) all Debt referred to in clauses (a) through (i) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

       "Default" means any Event of Default or any event that would constitute
        -------
an Event of Default but for the requirement that notice be given or time elapse or both.

       "Defaulted Advance" means, with respect to any Lender Party at any time,
        -----------------
the portion of any Advance required to be made by such Lender Party to the Borrower pursuant to Section 2.01 or 2.02 at or prior to such time which has not been made by such Lender Party or by the Administrative Agent for the account of such Lender Party pursuant to
Section 2.02(d) as of such time. In the event that a portion of a Defaulted Advance shall be deemed made pursuant to Section 2.15(a), the remaining portion of such Defaulted Advance shall be considered a Defaulted Advance originally required to be made pursuant to Section 2.01 on the same date as the Defaulted Advance so deemed made in part.

       "Defaulted Amount" means, with respect to any Lender Party at any time,
        ----------------
any amount required to be paid by such Lender Party to the Administrative Agent or any other Lender Party hereunder or under any other Loan Document at or prior to such time which has not been so paid as of such time, including, without limitation, any amount required to be paid by such Lender Party to (a) the Issuing Bank pursuant to Section 2.03(b) to purchase a portion of a Letter of Credit Advance made by the Issuing Bank, (b) the Administrative Agent pursuant to Section 2.02(d) to reimburse the Administrative Agent for the amount of any Advance made by the Administrative Agent for the account of such Lender Party,
(c) any other Lender Party pursuant to Section 2.13 to purchase any participation in Advances owing to such other Lender Party and (d) the Administrative Agent or the Issuing Bank pursuant to Section 7.05 to reimburse the Administrative Agent or the Issuing Bank for such Lender Party's ratable share of any amount required to be paid by the Lender Parties to the Administrative Agent or the Issuing Bank as provided therein. In the event that a portion of a Defaulted Amount shall be deemed paid pursuant to Section 2.15(b), the remaining portion of such Defaulted Amount shall be considered a Defaulted Amount originally required to be paid hereunder or under any other Loan Document on the same date as the Defaulted Amount so deemed paid in part.

       "Defaulting Lender" means, at any time, any Lender Party that, at such
        -----------------
time, (a) owes a Defaulted Advance or a Defaulted Amount or (b) shall take any action or be the subject of any action or proceeding of a type described in
Section 6.01(f).

       "Disclosed Litigation" has the meaning specified in Section 3.01(f).
        --------------------

       "Domestic Lending Office" means, with respect to any Lender Party, the
        -----------------------
office of such Lender Party specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party, as the case may be, or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Administrative Agent.

       "EBITDA" means, for any period, the sum, determined on a Consolidated
        ------
basis, of (a) net income (or net loss), (b) interest expense, (c) income tax expense, (d) depreciation expense and (e) amortization expense, in each case of the Borrower and its Subsidiaries, determined in accordance with GAAP for such period.

       "Eligible Assignee" means (a) with respect to any Facility (other than
        -----------------
the Letter of Credit Facility), (i) a Lender; (ii) an Affiliate of a Lender;
(iii) a commercial bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $500,000,000; (iv) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $500,000,000; (v) a commercial bank organized under the laws of any other country that is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow, or a political subdivision of any such country, and having total assets in excess of $500,000,000, so long as such bank is acting through a branch or agency located in the United States; (vi) the central bank of any country that is a member of the OECD; (vii) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $500,000,000; and (viii) any other Person approved by NationsBridge and NationsBank, such approval not to be unreasonably withheld or delayed and (b) with respect to the Letter of Credit Facility, a Person that is an Eligible Assignee under subclause (iii) or (v) of clause (a) of this definition and is approved by NationsBridge and NationsBank, such approval not to be unreasonably withheld or delayed; provided, however, that neither any Loan Party nor any
                     --------  -------
Affiliate of a Loan Party shall qualify as an Eligible Assignee under this definition.

       "Environmental Action" means any action, suit, demand, demand letter,
        --------------------
claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

       "Environmental Law" means any federal, state, local or foreign statute,
        -----------------
law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

       "Environmental Permit" means any permit, approval, identification number,
        --------------------
license or other authorization required under any Environmental Law.

       "ERISA" means the Employee Retirement Income Security Act of 1974, as
        -----
amended from time to time, and the regulations promulgated and rulings issued thereunder.

       "ERISA Affiliate" means any Person that for purposes of Title IV of ERISA
        ---------------
is a member of the controlled group of any Loan Party, or under common control with any Loan Party, within the meaning of Section 414 of the Internal Revenue Code.

       "ERISA Event" means (a) (i) the occurrence of a reportable event, within
        -----------
the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC, or
(ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of
Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of any Loan Party or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by any Loan Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a lien under Section 302(f) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.

       "Eurocurrency Liabilities" has the meaning specified in Regulation D of
        ------------------------
the Board of Governors of the Federal Reserve System, as in effect from time to time.

       "Eurodollar Lending Office" means, with respect to any Lender Party, the
        -------------------------
office of such Lender Party specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Administrative Agent.

       "Eurodollar Rate" means, for any Interest Period for all Eurodollar Rate
        ---------------
Advances comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to NationsBank's Eurodollar Rate Advance comprising part of such Borrowing to be outstanding during such Interest Period (or, if NationsBank shall not have such a Eurodollar Rate Advance, $1,000,000) and for a period equal to such Interest Period (provided that if for any reason such rate is not available, the term
 --------
"Eurodollar Rate" shall mean, for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided,
                                                                       --------
however, if more than one rate is specified on Reuters Screen LIBO Page, the
-------
applicable rate shall be the arithmetic mean of all such rates) by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.

       "Eurodollar Rate Advance" means an Advance that bears interest as
        -----------------------
provided in Section 2.07(a)(ii).

       "Eurodollar Rate Reserve Percentage" means, for any Interest Period for
        ----------------------------------
all Eurodollar Rate Advances comprising part of the same Borrowing, the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period.

       "Events of Default" has the meaning specified in Section 6.01.
        -----------------

       "Excess Cash Flow" means, for any period, an amount equal to (i)
        ----------------
Consolidated net income (or loss) of the Borrower and its Subsidiaries for such period plus (ii) the aggregate amount of all non-cash charges deducted in
        ----
arriving at such Consolidated net income (or loss) plus (iii) if there was a net
                                                   ----
increase in Consolidated Current Liabilities of the Borrower and its Subsidiaries during such period, the amount of such net increase plus (iv) if
                                                                 ----
there was a net decrease in Consolidated Current Assets (excluding cash and Cash Equivalents) of the Borrower and its Subsidiaries during such period, the amount of such net decrease less (v) the aggregate amount of all non-cash credits
                     ----
included in arriving at such Consolidated net income (or loss) less (vi) if
                                                               ----
there was a net decrease in Consolidated Current Liabilities of the Borrower and its Subsidiaries during such period since the date of the initial Borrowing, the amount of such net decrease less (vii) if there was a net increase in
                            ----
Consolidated Current Assets (excluding cash and Cash Equivalents) of the Borrower and its Subsidiaries during such period, the amount of such net increase less (viii) the aggregate amount of cash Capital Expenditures
         ----
(including any payments made under Capital Leases) made by the Borrower and its Subsidiaries during such period less (ix) the aggregate principal amount of all
                                ----
Advances paid by the Borrower during such period (which are accompanied, in the case of any repayment of the Revolving Credit Advances, with a similar permanent reduction of the Revolving Credit Commitments) less (x) the aggregate amount of
                                               ----
payments made by the Borrower pursuant to the terms of Health Center Purchase Agreement dated as of December 16, 1996, as heretofore amended, among the Borrower, BCBSNJ and certain other parties thereto in respect of the repurchase of up to 90,000 shares of common stock of the Borrower, provided that the
                                                        --------
aggregate amount of all payments deducted from Excess Cash Flow pursuant to this clause (x) shall not exceed $2.4 million.

       "Existing Debt" has the meaning specified in Section 4.01(gg) hereof.
        -------------

       "Extraordinary Receipt" means any cash received by or paid to or for the
        ---------------------
account of any Person not in the ordinary course of business to the extent that such receipts or payments are not taken into account in calculating Excess Cash Flow for the related period, including, without limitation, any payments made in respect of past due claims which are owing from the District of

Columbia in respect of the contract periods from 1991 to 1994 and from 1994 to 1996, tax refunds, pension plan reversions, proceeds of insurance (other than (x) proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings and (y) proceeds from stop loss reinsurance), condemnation awards (and payments in lieu thereof) and indemnity payments.

       "Facility" means the Term Facility, the Revolving Credit Facility or the
        --------
Letter of Credit Facility.

       "Federal Funds Rate" means, for any period, a fluctuating interest rate
        ------------------
per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

       "Fiscal Year" means a fiscal year of the Borrower and its Consolidated
        -----------
Subsidiaries ending on April 30 in any calendar year.

       "Founders" means (i) Charles H. Robbins, and his "affiliates" and
        --------
"associates" (within the meanings ascribed to such terms in Rule 12b-2 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) and (ii) Jack M. Mazur and his "affiliates" and "associates."

       "Funded Debt" of any Person means Debt in respect of the Advances, in the
        -----------
case of the Borrower, and all other Debt of such Person that by its terms matures more than one year after the date of determination or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year after such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year after such date, including, without limitation, all amounts of Funded Debt of such Person required to be paid or prepaid within one year after the date of its creation.

       "GAAP" has the meaning specified in Section 1.03.
        ----

       "Hazardous Materials" means (a) petroleum or petroleum products, by-
        -------------------
products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

       "Hedge Agreements" means interest rate swap, cap or collar agreements,
        ----------------
interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements.

       "HIP" has the meaning specified in Preliminary Statement (1) to this
        ---
Agreement.

       "Indemnified Party" has the meaning specified in Section 8.04(b).
        -----------------

       "Information" means the Information and Projections as defined in the
        -----------
Senior Bank Facilities Commitment Letter dated as of October 31, 1997 between the Borrower, NationsBridge and NationsBank.

       "Initial Extension of Credit" means the earlier to occur of the initial
        ---------------------------
Borrowing and the initial issuance of a Letter of Credit hereunder.

       "Initial Issuing Bank" has the meaning specified in the recital of
        --------------------
parties to this Agreement.

       "Initial Lenders" has the meaning specified in the recital of parties to
        ---------------
this Agreement.

       "Insufficiency" means, with respect to any Plan, the amount, if any, of
        -------------
its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

       "Interest Period" means, for each Eurodollar Rate Advance comprising part
        ---------------
of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Alternate Base Rate Advance into such Eurodollar Rate Advance, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two or three months (or such other period as each Lender and the Borrower may agree), as the Borrower may, upon notice received by the Administrative Agent not later than 10:00 A.M. (Charlotte, North Carolina time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:
        --------  -------

       (a) the Borrower may not select any Interest Period with respect to any Eurodollar Rate Advance under a Facility that ends after any principal repayment installment date for such Facility unless, after giving effect to such selection, the aggregate principal amount of Alternate Base Rate Advances and of Eurodollar Rate Advances having Interest Periods that end on or prior to such principal repayment installment date for such Facility shall be at least equal to the aggregate principal amount of Advances under such Facility due and payable on or prior to such date;

       (b) Interest Periods commencing on the same date for Eurodollar Rate Advances comprising part of the same Borrowing shall be of the same duration;

       (c) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that,
                                                       --------  -------
if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

       (d) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

       "Internal Revenue Code" means the Internal Revenue Code of 1986, as
        ---------------------
amended from time to time, and the regulations promulgated and rulings issued thereunder.

       "Investment" in any Person means any loan or advance to such Person, any
        ----------
purchase or other acquisition of any capital stock or other ownership or profit interest, warrants, rights, options, obligations or other securities of such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any arrangement pursuant to which the investor incurs Debt of the types referred to in clause (i) or (j) of the definition of "Debt" in respect of such Person.
               ----

       "Issuing Bank" means the Initial Issuing Bank and each Eligible Assignee
        ------------
to which a Letter of Credit Commitment hereunder has been assigned pursuant to
Section 8.07.

       "L/C Cash Collateral Account" has the meaning specified in the Security
        ---------------------------
Agreement.

       "L/C Related Documents" has the meaning specified in Section
        ---------------------
2.04(c)(ii)(A).

       "Lender Party" means the Administrative Agent, any Lender or the Issuing
        ------------
Bank.

       "Lenders" means the Initial Lenders and each Person that shall become a
        -------
Lender hereunder pursuant to Section 8.07.

       "Letter of Credit" has the meaning specified in Section 2.01(c).
        ----------------

       "Letter of Credit Advance" means an advance made by the Issuing Bank or
        ------------------------
any Revolving Credit Lender pursuant to Section 2.03(b).

       "Letter of Credit Agreement" has the meaning specified in Section
        --------------------------
2.03(a).

       "Letter of Credit Commitment" means, with respect to the Issuing Bank at
        ---------------------------
any time, the amount set forth opposite the Issuing Bank's name on Schedule I hereto under the caption "Letter of Credit Commitment" or, if the Issuing Bank has entered into one or more Assignments and

Acceptances, set forth for the Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) as such Issuing Bank's "Letter of Credit Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

       "Letter of Credit Facility" means, at any time, an amount equal to the
        -------------------------
amount of the Issuing Bank's Letter of Credit Commitment at such time, as such amount may be reduced at or prior to such time pursuant to Section 2.05.

       "Leverage Ratio" means, for any fiscal quarter of the Borrower, a ratio
        --------------
of Funded Debt as at the end of such fiscal quarter to Consolidated EBITDA for the most recently completed four fiscal quarters of the Borrower and its Subsidiaries; provided, however, that for the fiscal quarter of the Borrower
              --------  -------
ending on October 31, 1997 and January 31, 1997, Consolidated EBITDA for the four fiscal quarters then ended shall be the actual Consolidated EBITDA for the period since May 1, 1997 multiplied by a fraction the numerator of which is four and the denominator of which is the number of fiscal quarters that have elapsed since May 1, 1997.

       "Lien" means any lien, security interest or other charge or encumbrance
        ----
of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

       "Loan Documents" means (a) for purposes of this Agreement and the Notes
        --------------
and any amendment or modification hereof or thereof and for all other purposes other than for purposes of the Subsidiary Guaranty and the Collateral Documents,
(i) this Agreement, (ii) the Notes, (iii) the Subsidiary Guaranty, (iv) the Collateral Documents and (v) each Letter of Credit Agreement, and (b) for purposes of the Subsidiary Guaranty and the Collateral Documents, (i) this Agreement, (ii) the Notes, (iii) the Subsidiary Guaranty, (iv) the Collateral Documents, and (v) each Letter of Credit Agreement and in each case as amended or otherwise modified from time to time.

       "Loan Parties" means the Borrower and each Subsidiary Guarantor.
        ------------

       "Lockbox Account" has the meaning specified in the Security Agreement.
        ---------------

       "Lockbox Bank" has the meaning specified in the Security Agreement.
        ------------

       "Lockbox Letter" has the meaning specified in the Security Agreement.
        --------------

       "Margin Stock" has the meaning specified in Regulation U.
        ------------

       "Material Adverse Change" means, with respect to any Person or group of
        -----------------------
Persons, any material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person or group of Persons.

       "Material Adverse Effect" means, with respect to any Person or group of
        -----------------------
Persons, a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person or group of Persons, (b) the rights and remedies of such Person or group of Persons under any Loan Document or Related Document or (c) the ability of such Person or group of Persons to perform its Obligations under any Loan Document or Related Document to which it is or is to be a party.

       "Material Contract" means, with respect to any Loan Party, each contract
        -----------------
to which such Person is a party involving aggregate consideration payable to or by such Person of $10,000,000 or more in any year or otherwise material to the business, condition (financial or otherwise), operations, performance, properties or prospects of such Loan Party.

       "Material Subsidiary" means all domestic wholly-owned Subsidiaries of the
        -------------------
Borrower other than any such Subsidiary which does not account for 5% of the Borrower's Consolidated total assets or gross revenues, provided that all such
                                                        --------
excluded Subsidiaries do not, in the aggregate, account for 10% of the Borrower's Consolidated total assets or gross revenues.

       "Mortgage" has the meaning specified in Section 5.01(q)(iii).
        --------

       "Mortgage Policy" has the meaning specified in Section 5.01(q)(iii).
        ---------------

       "Multiemployer Plan" means a multiemployer plan, as defined in Section
        ------------------
4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

       "Multiple Employer Plan" means a single employer plan, as defined in
        ----------------------
Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

       "NationsBridge" means NationsBridge, L.L.C., a Delaware limited liability
        -------------
company.

       "Net Cash Proceeds" means, with respect to any sale, lease, transfer or
        -----------------
other disposition of any asset or the sale or issuance of any Debt or capital stock or other ownership or profit interest, any securities convertible into or exchangeable for capital stock or other ownership or profit interest or any warrants, rights, options or other securities to acquire capital stock or other ownership or profit interest by any Person, or any Extraordinary Receipt received by or paid to or for the account of any Person, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of such Person in connection with such transaction after deducting therefrom only (without duplication) (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions and (b) the amount of taxes payable in connection with or as a result of such transaction and (c) the amount of any

Debt secured by a Lien on such asset that, by the terms of the agreement or instrument governing such Debt, is required to be repaid upon such disposition, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid or are accrued and owing to a Person that is not an Affiliate of such Person or any Loan Party or any Affiliate of any Loan Party and are properly attributable to such transaction or to the asset that is the subject thereof, provided that any such amounts
                                          --------
deducted which are accrued and owing must be paid within 30 days after the date of receipt of such proceeds.

       "Nonratable Assignment" means an assignment by a Lender Party pursuant to
        ---------------------
Section 8.07(a) of a portion of its rights and obligations under this Agreement, other than an assignment of a uniform, and not a varying, percentage of all of the rights and obligations of such Lender Party under and in respect of all of the Facilities (other than the Letter of Credit Facility).

       "Note" means a Term Note or a Revolving Credit Note.
        ----

       "Notice of Borrowing" has the meaning specified in Section 2.02(a).
        -------------------

       "Notice of Issuance" has the meaning specified in Section 2.03(a).
        ------------------

       "Notice of Renewal" has the meaning specified in Section 2.01(c).
        -----------------

       "Notice of Termination" has the meaning specified in Section 2.01(c).
        ---------------------

       "NPL" means the National Priorities List under CERCLA.
        ---

       "Obligation" means, with respect to any Person, any payment, performance
        ----------
or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(f). Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing that any Lender Party, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

       "OECD" means the Organization for Economic Cooperation and Development.
        ----

       "Open Year" has the meaning specified in Section 4.01(aa).
        ---------

       "Other Taxes" has the meaning specified in Section 2.12(b).
        -----------

       "PBGC" means the Pension Benefit Guaranty Corporation (or any successor).
        ----

       "Permitted Encumbrances" has the meaning specified in the Mortgages.
        ----------------------

       "Permitted Liens" means such of the following as to which no enforcement,
        ---------------
collection, execution, levy or foreclosure proceeding shall have been commenced:
(a) Liens for taxes, assessments and governmental charges or levies not yet due and payable; (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; and (d) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes.

       "Person" means an individual, partnership, corporation (including a
        ------
business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

       "PHE" has the meaning specified in Preliminary Statement (1) of this
        ---
Agreement.

       "Plan" means a Single Employer Plan or a Multiple Employer Plan.
        ----

       "Preferred Stock" means, with respect to any corporation, capital stock
        ---------------
issued by such corporation that is entitled to a preference or priority over any other capital stock issued by such corporation upon any distribution of such corporation's assets, whether by dividend or upon liquidation.

       "Pro Rata Share" of any amount means, with respect to any Revolving
        --------------
Credit Lender at any time, the product of such amount times a fraction the
                                                      -----
numerator of which is the amount of such Lender's Revolving Credit Commitment at such time and the denominator of which is the Revolving Credit Facility at such time.

       "Purchase Agreement" has the meaning specified in Preliminary Statement
        ------------------
(1) of this Agreement.

       "Redeemable" means, with respect to any capital stock or other ownership
        ----------
or profit interest, Debt or other right or Obligation, any such right or Obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.

       "Reduction Amount" has the meaning specified in Section 2.06(b)(v).
        ----------------

       "Register" has the meaning specified in Section 8.07(d).
        --------

       "Regulation U" means Regulation U of the Board of Governors of the
        ------------
Federal Reserve System, as in effect from time to time.

       "Related Documents" means the Purchase Agreement (and all schedules and
        -----------------
exhibits thereto) and the Service Contract (and all schedules and exhibits thereto).

       "Required Lenders" means at any time Lenders owed or holding more than
        ----------------
50% of the sum of (a) the aggregate principal amount of the Advances outstanding at such time, (b) the aggregate Available Amount of all Letters of Credit outstanding at such time, (c) the aggregate unused Commitments under the Term Facility at such time and (d) the aggregate Unused Revolving Credit Commitments at such time; provided, however, that if any Lender shall be a Defaulting Lender
              --------  -------
at such time, there shall be excluded from the determination of Required Lenders at such time (A) the aggregate principal amount of the Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time, (B) such Lender's Pro Rata Share of the aggregate Available Amount of all Letters of Credit issued by such Lender and outstanding at such time, (C) the aggregate unused Term Commitment of such Lender at such time and (D) the Unused Revolving Credit Commitment of such Lender at such time. For purposes of this definition, the aggregate principal amount of Letter of Credit Advances owing to the Issuing Bank and the Available Amount of each Letter of Credit shall be considered to be owed to the Revolving Credit Lenders ratably in accordance with their respective Revolving Credit Commitments.

       "Requirements of Law" means, with respect to any Person, all laws,
        -------------------
constitutions, statutes, treaties, ordinances, rules and regulations, all orders, writs, decrees, injunctions, judgments, determinations or awards of an arbitrator, a court or any other governmental authority, and all governmental authorizations, binding upon or applicable to such Person or to any of its properties, assets or businesses.

       "Responsible Officer" means any officer of any Loan Party or any of its
        -------------------
Subsidiaries.

       "Revolving Credit Advance" has the meaning specified in Section 2.01(b).
        ------------------------

       "Revolving Credit Borrowing" means a borrowing consisting of simultaneous
        --------------------------
Revolving Credit Advances of the same Type made by the Revolving Credit Lenders.

       "Revolving Credit Commitment" means, with respect to any Revolving Credit
        ---------------------------
Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption Revolving Credit Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) as such Lender's "Revolving Credit Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

       "Revolving Credit Facility" means, at any time, the aggregate amount of
        -------------------------
the Revolving Credit Lenders' Revolving Credit Commitments at such time.

       "Revolving Credit Lender" means any Lender that has a Revolving Credit
        -----------------------
Commitment.

       "Revolving Credit Note" means a promissory note of the Borrower payable
        ---------------------
to the order of any Revolving Credit Lender, in substantially the form of Exhibit A-2 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Revolving Credit Advances made by such Lender.

       "Secured Parties" means the Administrative Agent, the Lender Parties and
        ---------------
any other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

       "Security Agreement" has the meaning specified in Section 3.01(k)(viii).
        ------------------

       "Senior Debt" means all Debt of the Borrower and its Subsidiaries other
        -----------
than Subordinated Debentures.

       "Senior Leverage Ratio" means, for any fiscal quarter of the Borrower, a
        ---------------------
ratio of Senior Debt as at the end of such fiscal quarter to Consolidated EBITDA for the most recently completed four fiscal quarters of the Borrower and its Subsidiaries; provided, however, that for the fiscal quarter of the Borrower
              --------  -------
ending on October 31, 1997 and January 31, 1997, Consolidated EBITDA for the four fiscal quarters then ended shall be the actual Consolidated EBITDA for the period since May 1, 1997 and multiplied by a fraction the numerator of which is four and the denominator of which is the number of fiscal quarters that have elapsed since May 1, 1997.

       "Service Contract"  has the meaning specified in Preliminary Statement
        ----------------
(2) to this Agreement.

       "Single Employer Plan" means a single employer plan, as defined in
        --------------------
Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and no Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

       "Solvent" and "Solvency" mean, with respect to any Person on a particular
        -------       --------
date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital.
The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

       "Subordinated Debentures" means the 6- 1/2% Convertible Subordinated
        -----------------------
Debentures due 2002 of the Borrower in an aggregate principal amount of $69,000,000.

       "Subordinated Debenture Documents" means the Indenture dated December 15,
        --------------------------------
1995 between the Borrower and IBJ Shroeder Bank & Trust Company and all other agreements, indentures and instruments pursuant to which the Subordinated Debentures were issued.

       "Subsidiary" of any Person means any corporation, partnership, joint
        ----------
venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

       "Subsidiary Guarantors" means, all existing and hereafter acquired direct
        ---------------------
or indirect domestic Material Subsidiaries of the Borrower which are permitted by law to guarantee Debt.: provided that in the case of D.C. Chartered Health Plan, Inc. and Virginia Chartered Health Plan, Inc., such Subsidiaries shall not be Subsidiary Guarantors unless, in each case, prior regulatory approval has been obtained.

       "Subsidiary Guaranty" has the meaning set forth in Section 3.01(k)(ix).
        -------------------

       "Surviving Debt" has the meaning specified in Section 3.01(d).
        --------------

       "Tax Certificate" has the meaning specified in Section 5.03(o).
        ---------------

       "Taxes" has the meaning specified in Section 2.12(a).
        -----

       "Term Advance" has the meaning specified in Section 2.01(a).
        ------------

       "Term Borrowing" means a borrowing consisting of simultaneous Term
        --------------
Advances of the same Type made by the Term Lenders.

       "Term Commitment" means, with respect to any Term Lender at any time, the
        ---------------
amount set forth opposite such Lender's name on Schedule I hereto under the caption "Term Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) as such Lender's "Term Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

       "Term Facility" means, at any time, the aggregate amount of the Term
        -------------
Lenders' Term Commitments at such time.

       "Term Lender" means any Lender that has a Term Commitment.
        -----------

       "Term Note" means a promissory note of the Borrower payable to the order
        ---------
of any Term Lender, in substantially the form of Exhibit A-1 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the Term Advance made by such Lender.

       "Termination Date"  means the earlier of October 31, 1999 and the date of
        ----------------
termination in whole of the Term Commitments, the Revolving Credit Commitments and the Letter of Credit Commitments pursuant to Section 2.05 or 6.01.

       "Transaction"  means the Acquisition and the entering into of the Service
        -----------
Contract.

       "Type" refers to the distinction between Advances bearing interest at the
        ----
Alternate Base Rate and Advances bearing interest at the Eurodollar Rate.

       "Unused Revolving Credit Commitment" means, with respect to any Revolving
        ----------------------------------
Credit Lender at any time, (a) such Lender's Revolving Credit Commitment at such time minus (b) the sum of (i) the aggregate principal amount of all Revolving
     -----
Credit Advances and Letter of Credit Advances made by such Lender (in its capacity as a Lender) and outstanding at such time, plus (ii) such Lender's Pro
                                                    ----
Rata Share of (A) the aggregate Available Amount of all Letters of Credit outstanding at such time and (B) the aggregate principal amount of all Letter of Credit Advances made by the Issuing Bank pursuant to Section 2.03(b) and outstanding at such time.

       "Voting Stock" means capital stock issued by a corporation, or equivalent
        ------------
interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

       "Welfare Plan" means a welfare plan, as defined in Section 3(1) of ERISA,
        ------------
that is maintained for employees of any Loan Party or in respect of which any Loan Party could have liability.

       "Withdrawal Liability" has the meaning specified in Part I of Subtitle E
        --------------------
of Title IV of ERISA.

       SECTION 1.02.  Computation of Time Periods.  In this Agreement in the
                      ---------------------------
computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

       SECTION 1.03.  Accounting Terms.  All accounting terms not specifically
                      ----------------
defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in
Section 4.01(f) ("GAAP").
                  ----


                                   ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES
                           AND THE LETTERS OF CREDIT

          SECTION 2.01.  The Advances.  (a)  The Term Advances.  Each Term
                         ------------        -----------------
Lender severally agrees, on the terms and conditions hereinafter set forth, to make a single advance (a "Term Advance") to the Borrower on any Business Day
                          ------------
during the period from the date hereof until the Closing Date in an amount not to exceed such Lender's Term Commitment at such time. The Term Borrowing shall consist of Term Advances made simultaneously by the Term Lenders ratably according to their Term Commitments. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed.

          (b) The Revolving Credit Advances.  Each Revolving Credit Lender
              -----------------------------
severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "Revolving Credit Advance") to the Borrower from time to time
                  ------------------------
on any Business Day during the period from the date hereof until the Termination Date in an amount for each such Advance not to exceed such Lender's Unused Revolving Credit Commitment at such time. Each Revolving Credit Borrowing shall be in an aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof (other than a Borrowing the proceeds of which shall be used solely to repay or prepay in full outstanding Letter of Credit Advances) and shall consist of Revolving Credit Advances made simultaneously by the Revolving Credit Lenders ratably according to their Revolving Credit Commitments. Within the limits of each Revolving Credit Lender's Unused Revolving Credit Commitment in effect from time to time, the Borrower may borrow under this Section 2.01(b), prepay pursuant to Section 2.06 and reborrow under this Section 2.01(b).

          (c) Letters of Credit.  The Issuing Bank agrees, on the terms and
              -----------------
conditions hereinafter set forth, to issue standby letters of credit (the

"Letters of Credit") for the account of the Borrower from time to time on any
------------------
Business Day during the period from the date hereof until 60 days before the Termination Date (i) in an aggregate Available Amount for all Letters of Credit issued by the Issuing Bank not to exceed at any time the Issuing Bank's Letter of Credit Commitment at such time and (ii) in an Available Amount for each such Letter of Credit not to exceed the lesser of (x) the Letter of Credit Facility at such time and (y) the Unused Revolving Credit Commitments of the Revolving Credit Lenders at such time. No Letter of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than the earlier of 60 days before the Termination Date and one year after the date of issuance thereof, but may by its terms be renewable annually upon notice (a "Notice of Renewal") given to the Issuing Bank and the Administrative
           -----------------
Agent on or prior to any date for notice of renewal set forth in such Letter of Credit but in any event at least three Business Days prior to the date of the proposed renewal of such Letter of Credit and upon fulfillment of the applicable conditions set forth in Article III unless the Issuing Bank has notified the Borrower

(with a copy to the Administrative Agent) on or prior to the date for notice of termination set forth in such Letter of Credit but in any event at least 30 Business Days prior to the date of automatic renewal of its election not to renew such Letter of Credit (a "Notice of Termination"); provided that the terms
                                ---------------------
of each Letter of Credit that is automatically renewable annually shall (x) require the Issuing Bank to give the beneficiary named in such Letter of Credit notice of any Notice of Termination, (y) permit such beneficiary, upon receipt of such notice, to draw under such Letter of Credit prior to the date such Letter of Credit otherwise would have been automatically renewed and (z) not permit the expiration date (after giving effect to any renewal) of such Letter of Credit in any event to be extended to a date later than 60 days before the Termination Date. If either a Notice of Renewal is not given by the Borrower or a Notice of Termination is given by the Issuing Bank pursuant to the immediately preceding sentence, such Letter of Credit shall expire on the date on which it otherwise would have been automatically renewed; provided, however, that even in the absence of receipt of a Notice of Renewal the Issuing Bank may in its discretion, unless instructed to the contrary by the Administrative Agent or the Borrower, deem that a Notice of Renewal had been timely delivered and in such case, a Notice of Renewal shall be deemed to have been so delivered for all purposes under this Agreement. Within the limits of the Letter of Credit Facility, and subject to the limits referred to above, the Borrower may request the issuance of Letters of Credit under this Section 2.01(c), repay any Letter of Credit Advances resulting from drawings thereunder pursuant to Section 2.03(c) and request the issuance of additional Letters of Credit under this
Section 2.01(c).

          SECTION 2.02.  Making the Advances.  (a)  Except as otherwise provided
                         -------------------
in Section 2.02(b) or 2.03, each Borrowing shall be made on notice, given not later than 11:00 A.M. (Charlotte, North Carolina time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Eurodollar Rate Advances, or on the date of the proposed Borrowing in the case of a Borrowing consisting of Alternate Base Rate Advances, by the Borrower to the Administrative Agent, which shall give to each Appropriate Lender prompt notice thereof by telex or telecopier. Each such notice of a Borrowing (a "Notice of Borrowing") shall be by telephone, confirmed immediately
              -------------------
in writing, or telex or telecopier, in substantially the form of Exhibit B hereto, specifying therein the requested (i) date of such Borrowing, (ii) Facility under which such Borrowing is to be made, (iii) Type of Advances comprising such Borrowing, (iv) aggregate amount of such Borrowing and (v) in the case of a Borrowing consisting of Eurodollar Rate Advances, initial Interest Period for each such Advance. Each Appropriate Lender shall, before 10:00 A.M. (Charlotte, North Carolina time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing in accordance with the respective Commitments under the applicable Facility of such Lender and the other Appropriate Lenders. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower's Account; provided, however, that, in the case of any Revolving Credit Borrowing, the
--------  -------
Administrative Agent shall first make a portion of such funds equal to the aggregate principal amount of any Letter of Credit Advances made by the Issuing Bank and by any other Revolving Credit Lender and outstanding on the date of such Revolving Credit Borrowing, plus interest accrued and unpaid thereon to and as of such date, available to the

Issuing Bank and such other Revolving Credit Lenders for repayment of such Letter of Credit Advances.

          (b) Anything in subsection (a) above to the contrary notwithstanding,
(i) the Borrower may not select Eurodollar Rate Advances for the initial Borrowing hereunder or for any Borrowing if the aggregate amount of such Borrowing is less than $5,000,000 or if the obligation of the Appropriate Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to
Section 2.09 or Section 2.10 and (ii) the Term Advances may not be outstanding as part of more than one separate Borrowing and the Revolving Credit Advances made on any date may not be outstanding as part of more than seven separate Borrowings.

          (c) Each Notice of Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Appropriate Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

          (d) Unless the Administrative Agent shall have received notice from an Appropriate Lender prior to the date of any Borrowing under a Facility under which such Lender has a Commitment that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) or (b) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay or pay to the Administrative Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid or paid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at such time under Section
2.07 to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender's Advance as part of such Borrowing for all purposes.

          (e) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

          SECTION 2.03.  Issuance of and Drawings and Reimbursement Under
                         ------------------------------------------------
Letters of Credit.  (a)  Request for Issuance.  Each Letter of Credit shall be
-----------------        --------------------
issued upon notice, given not later than 10:00 A.M. (Charlotte, North Carolina time) on the fifth Business Day prior to the date of the proposed issuance of such Letter of Credit, by the Borrower to the Issuing Bank, which shall give to the Administrative Agent and each Revolving Credit Lender prompt notice thereof by telex or telecopier. Each such notice of issuance of a Letter of Credit (a "Notice of Issuance") shall be by telephone, confirmed immediately in writing,
-------------------
or telex or telecopier, specifying therein the requested (A) date of such issuance (which shall be a Business Day), (B) Available Amount of such Letter of Credit, (C) expiration date of such Letter of Credit, (D) name and address of the beneficiary of such Letter of Credit and (E) form of such Letter of Credit, and shall be accompanied by such application and agreement for letters of credit as the Issuing Bank may specify to the Borrower for use in connection with such requested Letter of Credit (a "Letter of Credit Agreement"). If (x) the
                               --------------------------
requested form of such Letter of Credit is acceptable to the Issuing Bank in its sole discretion and (y) it has not received notice of objection to such issuance from Lenders holding more than 50% of the Revolving Credit Commitments, the Issuing Bank will, upon fulfillment of the applicable conditions set forth in
Article III, make such Letter of Credit available to the Borrower at its office referred to in Section 8.02 or as otherwise agreed with the Borrower in connection with such issuance. In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

          (b) Drawing and Reimbursement.  The payment by the Issuing Bank of a
              -------------------------
draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by the Issuing Bank of a Letter of Credit Advance, which shall be a Alternate Base Rate Advance, in the amount of such draft. Upon written demand by the Issuing Bank with an outstanding Letter of Credit Advance, with a copy of such demand to the Administrative Agent, each Revolving Credit Lender shall purchase from the Issuing Bank, and the Issuing Bank shall sell and assign to each such Revolving Credit Lender, such Lender's Pro Rata Share of such outstanding Letter of Credit Advance as of the date of such purchase, by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of the Issuing Bank, by deposit to the Administrative Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Letter of Credit Advance to be purchased by such Lender. Promptly after receipt thereof, the Administrative Agent shall transfer such funds to the Issuing Bank. The Borrower hereby agrees to each such sale and assignment. Each Revolving Credit Lender agrees to purchase its Pro Rata Share of an outstanding Letter of Credit Advance on (i) the Business Day on which demand therefor is made by the Issuing Bank provided notice of such demand is given not later than 10:00 A.M. (Charlotte, North Carolina time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by the Issuing Bank to any other Revolving Credit Lender of a portion of a Letter of Credit Advance, the Issuing Bank represents and warrants to such other Lender that the Issuing Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of any liens, but makes no other representation or warranty and assumes no responsibility with respect to such Letter of Credit Advance, the Loan Documents or any Loan Party. If and to the extent that any Revolving Credit Lender shall not have so made the amount of such Letter of Credit Advance available to the Administrative Agent, such Revolving

Credit Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Issuing Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for its account or the account of the Issuing Bank, as applicable. If such Lender shall pay to the Administrative Agent such amount for the account of the Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Letter of Credit Advance made by the Issuing Bank shall be reduced by such amount on such Business Day.

          (c) Failure to Make Letter of Credit Advances.  The failure of any
              -----------------------------------------
Lender to make the Letter of Credit Advance to be made by it on the date specified in Section 2.03(b) shall not relieve any other Lender of its obligation hereunder to make its Letter of Credit Advance on such date, but no Lender shall be responsible for the failure of any other Lender to make the Letter of Credit Advance to be made by such other Lender on such date.

          SECTION 2.04.  Repayment of Advances.  (a)  Term Advances.  The
                         ---------------------        -------------
Borrower shall repay to the Administrative Agent for the ratable account of the Term Lenders the aggregate outstanding principal amount of the Term Advances on the following dates in the amounts indicated (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06):

                 Date             Amount
                 ----             ------
            January 31, 1998    $2,500,000
            April 30, 1998      $5,000,000
            July 31, 1998       $5,000,000
            October 31, 1998    $5,000,000
            January 31, 1999    $5,000,000
            April 30, 1999      $5,000,000
            July 31, 1999       $5,000,000
            October 31, 1999    $7,500,000

provided, however, that the final principal installment shall be repaid on the
--------  -------
Termination Date and in any event shall be in an amount equal to the aggregate principal amount of the Term Advances outstanding on such date.

  (b) Revolving Credit Advances.  The Borrower shall repay to the Administrative
      -------------------------
Agent for the ratable account of the Revolving Credit Lenders on the Termination Date the aggregate outstanding principle amount of the Revolving Credit Advances then outstanding.

  (c) Letter of Credit Advances.  (i)  The Borrower shall repay to the
      -------------------------
Administrative Agent for the account of the Issuing Bank and each other Revolving Credit Lender that has made a Letter of Credit Advance on the earlier of demand and the Termination Date the outstanding principal amount of each Letter of Credit Advance made by each of them.

       (ii) The Obligations of the Borrower under this Agreement, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances (it being understood that any such payment by the Borrower is without prejudice to, and does not constitute a waiver of, any rights the Borrower might have or might acquire as a result of the payment by the Issuing Bank of any draft or the reimbursement by the Borrower thereof):

            (A) any lack of validity or enforceability of any Loan Document, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (all of the foregoing being, collectively, the "L/C Related Documents");
      ---------------------

            (B) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

            (C) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

            (D) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

            (E) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit, provided that such noncompliance is not
                                         --------
     material;

            (F) any exchange, release or non-perfection of any Collateral or other collateral, or any release or amendment or waiver of or consent to departure from the Guaranty or any other guarantee, for all or any of the Obligations of the Borrower in respect of the L/C Related Documents; or

            (G) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

  SECTION 2.05.  Termination or Reduction of the Commitments.  (a)  Optional.
                 -------------------------------------------        --------
The Borrower may, upon at least five Business Days' notice to the Administrative Agent, terminate in whole or reduce in part the unused portions of the Term Commitments, the Letter of Credit Facility and the Unused Revolving Credit Commitments; provided,
                                                                --------
however, that each partial reduction of a Facility (i) shall be in an aggregate
-------
amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof and
(ii) shall be made ratably among the Appropriate Lenders in accordance with their Commitments with respect to such Facility.

   (b) Mandatory.  (i)  On the date of the Term Borrowing, after giving effect
       ---------
to such Term Borrowing, and from time to time thereafter upon each repayment or prepayment of the Term Advances, the aggregate Term Commitments of the Term Lenders shall be automatically and permanently reduced, on a pro rata basis, by an amount equal to the amount by which the aggregate Term Commitments immediately prior to such reduction exceed the aggregate unpaid principal amount of the Term Advances then outstanding.

       (ii) The Revolving Credit Commitments shall be automatically and permanently reduced, on a pro rata basis, on (x) January 31, 1998 by $5,000,000,
(y) April 30, 1998 by $5,000,000 and (z) October 31, 1998 by $10,000,000 (in
each case, after giving effect to all reductions in such amounts on or prior to such date as a result of the application of commitment reductions in accordance with subsection (a) of this Section 2.05 or clause (iii) of this Section 2.05(b)); provided, however, that, notwithstanding the foregoing provisions of this clause (ii), the Commitments of the Revolving Credit Lenders shall be terminated in whole on the Termination Date.

       (iii) The Revolving Credit Facility shall be automatically and permanently reduced on a pro rata basis on each date on which prepayment thereof is required to be made pursuant to Section 2.06(b)(i) or (ii) in an amount equal to the applicable Reduction Amount, provided that each such reduction of the
                                    --------
Revolving Credit Facility shall be made ratably among the Revolving Credit Lenders in accordance with their Revolving Credit Commitments.

       (iv) The Letter of Credit Facility shall be permanently reduced from time to time on the date of each reduction in the Revolving Credit Facility by the amount, if any, by which the amount of the Letter of Credit Facility exceeds the Revolving Credit Facility after giving effect to such reduction of the Revolving Credit Facility.

  SECTION 2.06.  Prepayments.  (a)  Optional.  The Borrower may, upon at least
                 -----------        --------
five Business Days' notice to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding aggregate principal amount of the Advances comprising part of the same Borrowing in whole or ratably in part, together with (i) accrued interest to the date of such prepayment on the aggregate principal amount prepaid; provided, however, that (x) each partial
                                    --------  -------
prepayment shall be in an aggregate principal amount of $1,000,000 or an integral multiple of $1,000,000 in excess thereof and (y) if any prepayment of a Eurodollar Rate Advance is made on a date other than the last day of an Interest Period for such Advance the Borrower shall also pay any amounts owing pursuant to Section 8.04(c). Each such prepayment of any Term Advances shall be applied to the installments thereof in inverse order of maturity.

   (b) Mandatory.  (i)  The Borrower shall, on the 45th day following the end of
       ---------
each fiscal quarter of the Borrower, commencing with the fiscal quarter ended January 31, 1998, prepay an aggregate principal amount of the Advances comprising part of the same Borrowings equal to seventy-five per cent (75%) of the amount of Excess Cash Flow for such fiscal quarter. Each such prepayment shall be applied ratably first to the Term Facility and to the installments
                         -----
thereof in inverse order of maturity and second to the Revolving Credit Facility
                                         ------
as set forth in clause (v) below.

       (ii) The Borrower shall, on the date of receipt of the Net Cash Proceeds by the Borrower or any of its Subsidiaries from (A) the sale, lease, transfer or other disposition of any assets of the Borrower or any of its Subsidiaries (other than any sale, lease, transfer or other disposition of assets pursuant to clause (i) of Section 5.02(e)), (B) the incurrence or issuance by the Borrower or any of its Subsidiaries of any Debt (other than Debt incurred or issued pursuant to Section 5.02(b)), (C) the sale or issuance by the Borrower or any of its Subsidiaries of any capital stock or other ownership or profit interest, any securities convertible into or exchangeable for capital stock or other ownership or profit interest or any warrants, rights or options to acquire capital stock or other ownership or profit interest (other than in respect of stock options or warrants currently outstanding or hereafter issued pursuant to any stock option, plan or other compensation arrangement approved by the Borrower's Board of Directors) and (D) any Extraordinary Receipt received by or paid to or for the account of the Borrower or any of its Subsidiaries and not otherwise included in clause (A), (B) or (C) above, prepay an aggregate principal amount of the Advances comprising part of the same Borrowings equal to the amount of such Net Cash Proceeds. Each such prepayment shall be applied first to the Term Facility
                                                      -----
and to the installments thereof in inverse order of maturity and second to the
                                                                 ------
Revolving Credit Facility as set forth in clause (v) below.

       (iii) The Borrower shall, on each Business Day, prepay an aggregate principal amount of the Revolving Credit Advances comprising part of the same Borrowings and the Letter of Credit Advances equal to the amount by which (A) the sum of the aggregate principal amount of (x) the Revolving Credit Advances and (y) the Letter of Credit Advances then outstanding plus the aggregate Available Amount of all Letters of Credit then outstanding exceeds (B) the Revolving Credit Facility on such Business Day.

       (iv) The Borrower shall, on each Business Day, pay to the Administrative Agent for deposit in the L/C Cash Collateral Account an amount sufficient to cause the aggregate amount on deposit in such Account to equal the amount by which the aggregate Available Amount of all Letters of Credit then outstanding exceeds the Letter of Credit Facility on such Business Day.

       (v) Prepayments of the Revolving Credit Facility made pursuant to clause
(i), (ii) or (iii) above shall be first applied to prepay Letter of Credit
                                  -----
Advances then outstanding until such Advances are paid in full, and second
                                                                    ------
applied to prepay Revolving Credit Advances then outstanding comprising part of the same Borrowings until such Advances are paid in full; and, in the case of prepayments of the Revolving Credit Facility required pursuant to clause (i) or
(ii) above, the amount remaining (if any) after the prepayment in full of the Revolving Credit

Advances then outstanding (the sum of such prepayment amounts and remaining amount being referred to herein as the "Reduction Amount") may be retained by
                                        ----------------
the Borrower and the Revolving Credit Facility shall be permanently reduced as set forth in Section 2.05(b)(iii).

       (vi) All prepayments under this subsection (b) shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid.

  SECTION 2.07.  Interest.  (a)  Scheduled Interest.  The Borrower shall pay
                 --------        ------------------
interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

       (i) Alternate Base Rate Advances.  During such periods as such Advance is
           ----------------------------
a Alternate Base Rate Advance, a rate per annum equal at all times to the sum of
(A) the Alternate Base Rate in effect from time to time plus (B) the Applicable
                                                        ----
Margin in effect from time to time, payable in arrears quarterly on the last day of each fiscal quarter during such periods and on the date such Alternate Base Rate Advance shall be Converted or paid in full;

       (ii) Eurodollar Rate Advances.  During such periods as such Advance is a
            ------------------------
Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (A) the Eurodollar Rate for such Interest Period for such Advance plus (B) the Applicable Margin in effect from
                                 ----
time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full;

provided, however, that, except as otherwise provided in Section 2.07(b), in no
--------  -------
event shall the rate of interest payable on any Advance exceed 17% per annum at any time.

  (b) Default Interest.  Upon the occurrence and during the continuance of a
      ----------------
Default, the Borrower shall pay interest on (i) the unpaid principal amount of each Advance owing to each Lender, payable in arrears on the dates referred to in clause (a)(i) or (a)(ii) above and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (a)(i) or (a)(ii) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable hereunder that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid, in the case of interest, on the Type of Advance on which such interest has accrued pursuant to clause (a)(i) or (a)(ii) above, and, in all other cases, on Alternate Base Rate Advances pursuant to clause (a)(i) above.

  (c) Notice of Interest Rate.  Promptly after receipt of a Notice of Borrowing
      -----------------------
pursuant to Section 2.02(a), the Administrative Agent shall give notice to the Borrower and each Appropriate Lender of the applicable interest rate determined by the Administrative Agent for purposes of clause (a)(i) or (ii).

  SECTION 2.08.  Fees.  (a)  Commitment Fee.  The Borrower shall pay to the
                 ----        --------------
Administrative Agent for the account of the Lenders a commitment fee, from the date of the side letter referred to in Section 3.01(i) in the case of each Initial Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the Termination Date, payable in arrears on the date of the initial Borrowing hereunder, thereafter quarterly on the last Business Day of each fiscal quarter, commencing January 31, 1998, and on the Termination Date, at the rate of 1/2 of 1% per annum on the average daily Unused Revolving Credit Commitment of such Lender; provided, however, that any commitment fee accrued
                           --------  -------
with respect to any of the Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Borrower prior to such time; and provided
                                                                  --------
further that no commitment fee shall accrue on any of the Commitments of a
-------
Defaulting Lender so long as such Lender shall be a Defaulting Lender.

  (b) Letter of Credit Fees, Etc.  (i)  The Borrower shall pay to the
      --------------------------
Administrative Agent for the account of each Revolving Credit Lender a commission, payable in arrears quarterly on the last Business Day of each fiscal quarter, commencing January 31, 1998, and on the earliest to occur of the full drawing expiration, termination or cancellation of any such Letter of Credit and on the Termination Date, on such Lender's Pro Rata Share of the average daily aggregate Available Amount during such quarter of the sum of all Letters of Credit then outstanding at a per annum rate equal to the Applicable Margin for Eurodollar Advances in effect for such quarter.

      (ii) The Borrower shall pay to the Issuing Bank, for its own account, (A) a fronting fee, payable in arrears quarterly on the last Business Day of each fiscal quarter, commencing January 31, 1998, and on the Termination Date, on the average daily amount of its Letter of Credit Commitment during such quarter, from the date hereof until the Termination Date, at the rate of 0.125% per annum, and (B) such other commissions, transfer fees and other fees and charges in connection with the issuance or administration of each Letter of Credit as the Borrower and the Issuing Bank shall agree.

  (c) Administrative Agent's Fees.  The Borrower shall pay to the Administrative
      ---------------------------
Agent for its own account such fees as may from time to time be agreed between the Borrower and the Administrative Agent.

  SECTION 2.09.  Conversion of Advances.  (a)  Optional.  The Borrower may on
                 ----------------------        --------
any Business Day, upon notice given to the Administrative Agent not later than 10:00 A.M. (Charlotte, North Carolina time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections
2.07 and 2.10, Convert all or any portion of the Advances of one Type comprising the same Borrowing into Advances of the other Type; provided, however, that any
                                                    --------  -------
Conversion of Eurodollar Rate Advances into Alternate Base Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances, any Conversion of Alternate Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.02(b), no Conversion of any Advances shall result in more separate Borrowings than permitted under Section 2.02(b) and each Conversion of Advances comprising part of the same Borrowing under any Facility shall be made ratably among the Appropriate Lenders in accordance with their Commitments under such Facility. Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advances to be Converted and
(iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for such Advances. Each notice of Conversion shall be irrevocable and binding on the Borrower.

  (b) Mandatory.  (i)  On the date on which the aggregate unpaid principal
      ---------
amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $5,000,000, such Advances shall automatically Convert into Alternate Base Rate Advances.

      (ii) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Administrative Agent will forthwith so notify the Borrower and the Appropriate Lenders, whereupon each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Alternate Base Rate Advance.

      (iii) Upon the occurrence and during the continuance of any Default, (x) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Alternate Base Rate Advance and (y) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.

  SECTION 2.10.  Increased Costs, Etc.  (a)  If, due to either (i) the
                 --------------------
introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender Party of agreeing to make or of making, funding or maintaining Eurodollar Rate Advances or of agreeing to issue or of issuing or maintaining Letters of Credit or of agreeing to make or of making or maintaining Letter of Credit Advances (excluding for purposes of this Section 2.10 any such increased costs resulting from (i) Taxes or Other Taxes (as to which Section 2.12 shall govern) and (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender Party is organized or has its Applicable Lending Office or any political subdivision thereof), then the Borrower shall from time to time, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party additional amounts sufficient to compensate such Lender Party for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower by such Lender Party, shall be conclusive and binding for all purposes, absent manifest error.

  (b) If any Lender Party determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender Party or any corporation controlling such Lender Party and that the amount of such capital is increased by or based upon the existence of such Lender Party's commitment to lend or to issue Letters of Credit hereunder and other commitments of such type or the issuance or maintenance of the Letters of Credit (or similar contingent obligations), then, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Lender Party, from time to time as specified by such Lender Party, additional amounts sufficient to compensate such Lender Party in the light of such circumstances, to the extent that such Lender Party reasonably determines such increase in capital to be allocable to the existence of such Lender Party's commitment to lend or to issue Letters of Credit hereunder or to the issuance or maintenance of any Letters of Credit. A certificate as to such amounts submitted to the Borrower by such Lender Party shall be conclusive and binding for all purposes, absent manifest error.

  (c) If, with respect to any Eurodollar Rate Advances under any Facility, Lenders notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining their Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Appropriate Lenders, whereupon (i) each such Eurodollar Rate Advance under any Facility will automatically, on the last day of the then existing Interest Period therefor, Convert into a Alternate Base Rate Advance and (ii) the obligation of the Appropriate Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Lenders have determined that the circumstances causing such suspension no longer exist.

  (d) Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the Administrative Agent,
(i) each Eurodollar Rate Advance under each Facility under which such Lender has a Commitment will automatically, upon such demand, Convert into a Alternate Base Rate Advance and (ii) the obligation of the Appropriate Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Lender has determined that the circumstances causing such suspension no longer exist.

  SECTION 2.11.  Payments and Computations.  (a)  The Borrower shall make each
                 -------------------------
payment hereunder and under the Notes, irrespective of any right of counterclaim or set-off (except as otherwise provided in Section 2.15), not later than 10:00 A.M. (Charlotte, North Carolina time) on the day when due in U.S. dollars to the Administrative Agent at the Agent's Account in same day funds. The Administrative Agent will promptly thereafter cause like funds to be distributed
(i) if such payment by the Borrower is in respect of principal, interest, commitment fees or any other Obligation then payable hereunder and under the Notes to more than one Lender Party, to such Lender Parties for the account of their respective Applicable Lending Offices ratably in accordance with the amounts of such respective Obligations then payable to such Lender Parties and (ii) if such payment by the Borrower is in respect of any Obligation then payable hereunder to one Lender Party, to such Lender Party for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 8.07(d), from and after the effective date of such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender Party assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

  (b) If the Administrative Agent receives funds for application to the Obligations under the Loan Documents under circumstances for which the Loan Documents do not specify the Advances or the Facility to which, or the manner in which, such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each Lender Party ratably in accordance with such Lender Party's proportionate share of the principal amount of all outstanding Advances and the Available Amount of all Letters of Credit then outstanding, in repayment or prepayment of such of the outstanding Advances or other Obligations owed to such Lender Party, and for application to such principal installments, as the Administrative Agent shall direct.

  (c) The Borrower hereby authorizes each Lender Party, if and to the extent payment owed to such Lender Party is not made when due hereunder or, in the case of a Lender, under the Note held by such Lender, to charge from time to time against any or all of the Borrower's accounts with such Lender Party any amount so due.

  (d) All computations of interest, fees and Letter of Credit commissions shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable. Each determination by the Administrative Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error.

  (e) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, that, if such extension would cause payment of
             --------  -------
interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

  (f) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Lender Party hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender Party on such due date an amount equal to the amount then due such Lender Party. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender Party shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender Party together with interest thereon, for each day from the date such amount is distributed to such Lender Party until the date such Lender Party repays such amount to the Administrative Agent, at the Federal Funds Rate.

  SECTION 2.12.  Taxes.  (a)  Any and all payments by the Borrower hereunder or
                 -----
under the Notes shall be made, in accordance with Section 2.11, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender Party and the Administrative
         ---------
Agent, taxes that are imposed on its overall net income by the United States and taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction under the laws of which such Lender Party or the Administrative Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender Party, taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) that are imposed on such Lender Party by the state or foreign jurisdiction of such Lender Party's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the Notes being hereinafter referred to as "Taxes"). If the Borrower shall be
                                            -----
required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender Party or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Lender Party or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and
(iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

  (b) In addition, the Borrower shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, performing under, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").
                                                         -----------

  (c) The Borrower shall indemnify each Lender Party and the Administrative Agent for and hold it harmless against the full amount of Taxes and Other Taxes, and for the full amount of taxes of any kind imposed by any jurisdiction on amounts payable under this Section 2.12, imposed on or paid by such Lender Party or the Administrative Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender Party or the Administrative Agent (as the case may be) makes written demand therefor.

  (d) Within 30 days after the date of any payment of Taxes, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 8.02, the original or a certified copy of a receipt evidencing such payment. In the case of any payment hereunder or under the Notes by or on behalf of the Borrower through an account or branch outside the United States or by or on behalf of the Borrower by a payor that is not a United States person, if the Borrower determines that no Taxes are payable in respect thereof, the Borrower shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of this subsection
(d) and subsection (e), the terms "United States" and "United States person"
                                   -------------       --------------------
shall have the meanings specified in Section 7701 of the Internal Revenue Code.

  (e) Each Lender Party organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender or Initial Issuing Bank, as the case may be, and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender Party in the case of each other Lender Party, and from time to time thereafter as requested in writing by the Borrower (but only so long thereafter as such Lender Party remains lawfully able to do so), provide each of the Administrative Agent and the Borrower with two original Internal Revenue Service forms 1001 or 4224. If the forms provided by a Lender Party at the time such Lender Party first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender Party provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that,
                                                       --------  -------
if at the date of the Assignment and Acceptance pursuant to which a Lender Party becomes a party to this Agreement, the Lender Party assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender Party assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form 1001 or 4224, that the Lender Party reasonably considers to be confidential, the Lender Party shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information.

  (f) For any period with respect to which a Lender Party has failed to provide the Borrower with the appropriate form described in subsection (e) above (other
                                                                          -----
than if such failure is due to a change in law occurring after the date on which
----
a form originally was required to be provided or if such form otherwise is not required under subsection (e) above), such Lender Party shall not be entitled to indemnification under subsection (a) or (c) with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender
                                         --------  -------
Party become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender Party shall reasonably request to assist such Lender Party to recover such Taxes.

  SECTION 2.13.  Sharing of Payments, Etc. If any Lender Party shall obtain at
                 ------------------------
any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) (a) on account of Obligations due and payable to such Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender Party at such time to (ii) the aggregate amount of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time obtained by all the Lender Parties at such time or (b) on account of Obligations owing (but not due and payable) to such Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Lender Party at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time obtained by all of the Lender Parties at such time, such Lender Party shall forthwith purchase from the other Lender Parties such participations in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender Party to share the excess payment with each of them; provided,
                                                                       --------
however, that if all or any portion of such excess payment is thereafter
-------
recovered from such purchasing Lender Party, such purchase from each other Lender Party shall be rescinded and such other Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such Lender Party's ratable share (according to the proportion of (i) the purchase price paid to such Lender Party to (ii) the aggregate purchase price paid to all Lender Parties) of such recovery together with an amount equal to such Lender Party's ratable share (according to the proportion of (i) the amount of such other Lender Party's required repayment to (ii) the total amount so recovered from the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered. The Borrower agrees that any Lender Party so purchasing a participation from another Lender Party pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender Party were the direct creditor of the Borrower in the amount of such participation.

  SECTION 2.14.  Use of Proceeds.  The proceeds of Advances and issuances of
                 ---------------
Letters of Credit shall be available (and the Borrower agrees that it shall use such proceeds and Letters of Credit) solely to finance the Transaction, pay transaction fees and expenses and provide working capital for the Borrower and its Subsidiaries.

  SECTION 2.15.  Defaulting Lenders.  (a)  In the event that, at any one time,
                 ------------------
(i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Advance to the Borrower and (iii) the Borrower shall be required to make any payment hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower may, so long as no Default shall occur or be continuing at such time and to the fullest extent permitted by applicable law, set off and otherwise apply the Obligation of the Borrower to make such payment to or for the account of such Defaulting Lender against the obligation of such Defaulting Lender to make such Defaulted Advance. In the event that, on any date, the Borrower shall so set off and otherwise apply its obligation to make any such payment against the obligation of such Defaulting Lender to make any such Defaulted Advance on or prior to such date, the amount so set off and otherwise applied by the Borrower shall constitute for all purposes of this Agreement and the other Loan Documents an Advance by such Defaulting Lender made on the date under the Facility pursuant to which such Defaulted Advance was originally required to have been made pursuant to Section
2.01. Such Advance shall be a Alternate Base Rate Advance and shall be considered, for all purposes of this Agreement, to comprise part of the Borrowing in connection with which such Defaulted Advance was originally required to have been made pursuant to Section 2.01, even if the other Advances comprising such Borrowing shall be Eurodollar Rate Advances on the date such Advance is deemed to be made pursuant to this subsection (a). The Borrower shall notify the Administrative Agent at any time the Borrower exercises its right of set-off pursuant to this subsection (a) and shall set forth in such notice (A) the name of the Defaulting Lender and the Defaulted Advance required to be made by such Defaulting Lender and (B) the amount set off and otherwise applied in respect of such Defaulted Advance pursuant to this subsection (a). Any portion of such payment otherwise required to be made by the Borrower to or for the account of such Defaulting Lender which is paid by the Borrower, after giving effect to the amount set off and otherwise applied by the Borrower pursuant to this subsection (a), shall be applied by the Administrative Agent as specified in subsection (b) or (c) of this Section 2.15.


  (b) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Amount to the Administrative Agent or any of the other Lender Parties and (iii) the Borrower shall make any payment hereunder or under any other Loan Document to the Administrative Agent for the account of such Defaulting Lender, then the Administrative Agent may, on its behalf or on behalf of such other Lender Parties and to the fullest extent permitted by applicable law, apply at such time the amount so paid by the Borrower to or for the account of such Defaulting Lender to the payment of each such Defaulted Amount to the extent required to pay such Defaulted Amount. In the event that the Administrative Agent shall so apply any such amount to the payment of any such Defaulted Amount on any date, the amount so applied by the Administrative Agent shall constitute for all purposes of this Agreement and the other Loan Documents payment, to such extent, of such Defaulted Amount on such date. Any such amount so applied by the Administrative Agent shall be retained by the Administrative Agent or distributed by the Administrative Agent to such other Lender Parties, ratably in accordance with the respective portions of such Defaulted Amounts payable at such time to the Administrative Agent and such other Lender Parties and, if the amount of such payment made by the Borrower shall at such time be insufficient to pay all Defaulted Amounts owing at such time to the Administrative Agent and the other Lender Parties, in the following order of priority:

       (i)   first, to the Administrative Agent for any Defaulted Amount then
             -----
owing to the Administrative Agent; and

       (ii)  second, to any other Lender Parties for any Defaulted Amounts then
             ------
owing to such other Lender Parties, ratably in accordance with such respective Defaulted Amounts then owing to such other Lender Parties.

Any portion of such amount paid by the Borrower for the account of such Defaulting Lender remaining, after giving effect to the amount applied by the Administrative Agent pursuant to this subsection (b), shall be applied by the Administrative Agent as specified in subsection (c) of this Section 2.15.

  (c) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall not owe a Defaulted Advance or a Defaulted Amount and (iii) the Borrower, the Administrative Agent or any other Lender Party shall be required to pay or distribute any amount hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower or such other Lender Party shall pay such amount to the Administrative Agent to be held by the Administrative Agent, to the fullest extent permitted by applicable law, in escrow or the Administrative Agent shall, to the fullest extent permitted by applicable law, hold in escrow such amount otherwise held by it. Any funds held by the Administrative Agent in escrow under this subsection (c) shall be deposited by the Administrative Agent in an account with NationsBank, in the name and under the control of the Administrative Agent, but subject to the provisions of this subsection (c). The terms applicable to such account, including the rate of interest payable with respect to the credit balance of such account from time to time, shall be NationsBank's standard terms applicable to escrow accounts maintained with it. Any interest credited to such account from time to time shall be held by the Administrative Agent in escrow under, and applied by the Administrative Agent from time to time in accordance with the provisions of, this subsection (c).
The Administrative Agent shall, to the fullest extent permitted by applicable law, apply all funds so held in escrow from time to time to the extent necessary to make any Advances required to be made by such Defaulting Lender and to pay any amount payable by such Defaulting Lender hereunder and under the other Loan Documents to the Administrative Agent or any other Lender Party, as and when such Advances or amounts are required to be made or paid and, if the amount so held in escrow shall at any time be insufficient to make and pay all such Advances and amounts required to be made or paid at such time, in the following order of priority:

       (i)   first, to the Administrative Agent for any amount then due and
             -----
payable by such Defaulting Lender to the Administrative Agent hereunder;

       (ii)  second, to any other Lender Parties for any amount then due and
             ------
payable by such Defaulting Lender to such other Lender Parties hereunder, ratably in accordance with such respective amounts then due and payable to such other Lender Parties; and

       (iii) third, to the Borrower for any Advance then required to be made by
             -----
such Defaulting Lender pursuant to a Commitment of such Defaulting Lender.

In the event that any Lender Party that is a Defaulting Lender shall, at any time, cease to be a Defaulting Lender, any funds held by the Administrative Agent in escrow at such time with respect to such Lender Party shall be distributed by the Administrative Agent to such Lender Party and applied by such Lender Party to the Obligations owing to such Lender Party at such time under this Agreement and the other Loan Documents ratably in accordance with the respective amounts of such Obligations outstanding at such time.

  (d) The rights and remedies against a Defaulting Lender under this Section
2.15 are in addition to other rights and remedies that the Borrower may have against such Defaulting Lender with respect to any Defaulted Advance and that the Administrative Agent or any Lender Party may have against such Defaulting Lender with respect to any Defaulted Amount.


                                  ARTICLE III

                             CONDITIONS OF LENDING

  SECTION 3.01.  Conditions Precedent to Initial Extension of Credit.  The
                 ---------------------------------------------------
obligation of each Lender to make an Advance or of the Issuing Bank to issue a Letter of Credit on the occasion of the Initial Extension of Credit hereunder is subject to the satisfaction of the following conditions precedent before or concurrently with the Initial Extension of Credit:

  (a) The Lender Parties shall be satisfied with the corporate and legal structure and capitalization of each Loan Party and each of its Subsidiaries, including the terms and conditions of the Constitutive Documents and each class of capital stock or other equity interest of each Loan Party and each such Subsidiary and of each agreement or instrument relating to such structure or capitalization.

  (b) The Lender Parties shall have received copies of all of the Related Documents at least three Business Days prior to the Closing Date and shall not, in their reasonable judgment, have objected to any of the terms or conditions thereof; all of the Related Documents shall be in full force and effect in the form so received by the Lender Parties; the Borrower shall have paid or will, concurrently with the Initial Extension of Credit, pay HIP no more than $72,600,000 excluding fees and expenses of any working capital adjustments in connection with the Acquisition and the Service Contract; and the Transaction shall have been consummated or shall be consummated concurrently with the Initial Extension of Credit in accordance with the terms of the Purchase Agreement and the Service Contract (in each case, without any waiver or amendment of any term or condition in any such Related Document not consented to by the Lender parties) and in compliance with all applicable Requirements of Law and the aggregate fees and expenses incurred by the Borrower and its Subsidiaries in connection with the Transaction shall not have exceeded $7,000,000.

  (c) All of the governmental authorizations, and all of the consents, approvals and authorizations of, and notices and filings to or with, and other actions by, any other Person necessary in connection with any aspect of the Transaction, any of the Loan Documents or the Related Documents or any of the other transactions contemplated thereby, other than the governmental authorizations, and the consents, approvals, authorizations, notices, filings and other actions described on Schedule 4.01(d) hereto, shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Lender Parties) and shall remain in full force and effect; and all applicable waiting periods shall have expired without any action being taken by any competent authority.

  (d) The Lender Parties shall be satisfied that (i) after giving effect to the Acquisition, the Unused Revolving Credit Commitment available to the Borrower shall not be less than $3,000,000 and (ii) all Existing Debt, other than the Debt identified on Schedule 4.01(hh) (the "Surviving Debt"), has been prepaid,
                                           --------------
redeemed or defeased in full or otherwise satisfied and extinguished and that all such Surviving Debt shall be on terms and conditions satisfactory to the Lender Parties.

  (e) Before giving effect to the Transaction and the other transactions contemplated by this Agreement, there shall have occurred no Material Adverse Change in (i) the Borrower, together with its Subsidiaries, taken as a whole, since April 30, 1997, (ii) HIP since December 31, 1996 (it being understood that any operating losses of HIP for the period from January 1, 1997 through June 30, 1997 shall not constitute a Material Adverse Change), (iii) the Information provided to the Lender Parties prior to the Closing Date, or (iv) the financial markets, which, in the judgment of the Lender Parties, would make it impractical or inadvisable to proceed with the funding of the Facility.

  (f) There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or threatened before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect with respect to any Loan Party or any Lender Party other than the matters described on Schedule 3.01(f) (the "Disclosed
                                                                 ---------
Litigation") or (ii) purports to affect the legality, validity or enforceability
----------
of the Transaction, this Agreement, any Note, any other Loan Document, any Related Document or the consummation of the Transaction or the transactions contemplated hereby.

  (g) The Borrower shall have paid all accrued fees and expenses of the Administrative Agent and the Lender Parties (including the accrued fees and expenses of counsel to the Administrative Agent and local counsel to the Lender Parties).

  (h) The Borrower shall have executed a side letter signed by NationsBridge and the Administrative Agent relating to fees, expenses and warrants, and such letter shall be in full force and effect and the Borrower shall not have breached any of its obligations thereunder.

  (i) The Administrative Agent shall have received on or before the day of the Initial Extension of Credit the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Administrative Agent (unless otherwise specified) and (except for the Notes) in sufficient copies for each Lender Party:

      (i)   The Notes payable to the order of the Lenders.

      (ii) Certified copies of the resolutions of the Board of Directors (or persons performing similar functions) of the Borrower and each other Loan Party approving the Transaction, this Agreement, the Notes, each other Loan Document and each Related Document to which it is or is to be a party, and of all documents evidencing other necessary corporate (or the equivalent thereof) action and governmental and other third party approvals and consents, if any, with respect to the Transaction, this Agreement, the Notes, each other Loan Document and each Related Document.

      (iii) A copy of the Constitutive Documents of the Borrower and each other Loan Party and each amendment thereto, certified (as of a date reasonably near the date of the Initial Extension of Credit) by the Secretary of State (or similar governmental authority) of the jurisdiction of its organization as being a true and correct copy thereof.

      (iv) A copy of a certificate of the Secretary of State (or similar governmental authority) of the jurisdiction of its organization, dated reasonably near the date of the Initial Extension of Credit, listing the charter (or similar Constitutive Document) of the Borrower and each other Loan Party and each amendment thereto on file in his office and certifying that (A) such amendments are the only amendments to the Borrower's, or such other Loan Party's charter (or similar Constitutive Document) on file in his office, (B) the Borrower and each other Loan Party have paid all franchise taxes (or the equivalent thereof) to the date of such certificate and (C) the Borrower, and each other Loan Party are duly organized and in good standing under the laws of the State of the jurisdiction of its organization.

      (v) A copy of a certificate of the Secretary of State (or the equivalent governmental authority) of each jurisdiction in which any Loan Party is qualified or licensed as a foreign corporation, partnership, limited liability company or other Person, dated reasonably near the date of the Initial Extension of Credit, stating that the Borrower and each other Loan Party are duly qualified and in good standing as a foreign corporation, partnership, limited liability company or other Person in such State and have filed all annual reports required to be filed to the date of such certificate.

      (vi) A certificate of the Borrower, and each other Loan Party, signed on behalf of the Borrower and such other Loan Party by its President or a Vice President and its Secretary or any Assistant Secretary (or persons performing similar functions), dated the date of the Initial Extension of Credit (the statements made in which certificate shall be true on and as of the date of the Initial Extension of Credit), certifying as to (A) the absence of any amendments to the charter (or similar Constitutive Document) of the Borrower or such other Loan Party since the date of the Secretary of State's (or equivalent authority's) certificate referred to in Section 3.01(k)(iv), (B) a true and correct copy of the bylaws (or similar Constitutive Document) of the Borrower, and such other Loan Party as in effect on the date of the Initial Extension of Credit, (C) the due organization and good standing of the Borrower and such other Loan Party as a Person organized under the laws of the State of the jurisdiction of its organization, and the absence of any proceeding for the dissolution or liquidation of the Borrower or such other Loan Party, (D) the truth of the representations and warranties contained in the Loan Documents as though made on and as of the date of the Initial Extension of Credit and (E) the absence of any event occurring and continuing, or resulting from the Initial Extension of Credit, that constitutes a Default.

      (vii) A certificate of the Secretary or an Assistant Secretary (or persons performing similar functions) of the Borrower, and each other Loan Party certifying the names and true signatures of the officers of the Borrower and such other Loan Party authorized to sign this Agreement, the Notes, each other Loan Document and each Related Document to which they are or are to be parties and the other documents to be delivered hereunder and thereunder.

      (viii) A security agreement in substantially the form of Exhibit D (together with each other security agreement delivered pursuant to Section 5.01(p), in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Security Agreement"), duly executed
                                           ------------------
by the Borrower and each other Collateral Grantor, together with:

             (A) certificates representing the Pledged Shares referred to therein accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt referred to therein indorsed in blank,

             (B) proper financing statements, completed in a manner satisfactory to the Lender Parties and duly executed by the applicable Loan Party on or before the day of the Initial Extension of Credit under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Security Agreement, covering the Collateral described in the Security Agreement,

             (C) completed requests for information, dated on or before the date of the Initial Extension of Credit, listing all of the effective financing statements filed in the jurisdictions referred to in clause (B) above that name the Borrower or any other Loan Party as debtor, together with copies of such other financing statements,

             (D) evidence of the completion of all other recordings and filings of or with respect to the Security Agreement that the Administrative Agent may deem necessary or desirable in order to perfect and protect the Liens created thereby,

             (E) evidence of the insurance required by the terms of the Security Agreement,

             (F) copies of the Assigned Agreements referred to in the Security Agreement, together with a consent to such assignment, in substantially the form of Exhibit B to the Security Agreement, duly executed by each party to such Assigned Agreements other than the Borrower,

             (G) evidence that all other action that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Security Agreement has been taken.

       (ix) A guaranty in substantially the form of Exhibit E duly executed by each of the Subsidiary Guarantors (together with each other guaranty of any such entity delivered pursuant to Section 5.01(p), in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Subsidiary Guaranty").
            -------------------

       (x) Certified copies of each of the Related Documents, duly executed by the parties thereto and in form and substance satisfactory to the Lender Parties, together with all agreements, instruments and other documents delivered in connection therewith.

       (xi) Certificates, in the form attached hereto as Exhibit F, attesting to the Solvency of each of the Borrower and each Subsidiary Guarantor after giving effect to the Transaction and the other transactions contemplated hereby, from its chief financial officer.

       (xii) Evidence of insurance naming the Administrative Agent as insured and loss payee with such responsible and reputable insurance companies or associations, and in such amounts and covering such risks, as is satisfactory to the Lender Parties.

       (xiii) Certified copies of all Material Contracts of each Loan Party and its Subsidiaries.

       (xiv) A favorable opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Loan Parties, in substantially the form of Exhibit G hereto and as to such other matters as any Lender Party through the Administrative Agent may reasonably request.

       (xvi) A favorable opinion of Shearman & Sterling, counsel for the Administrative Agent, in form and substance satisfactory to the Lender Parties.

       (xvii) A certificate of the chief financial officer of the Borrower demonstrating that, on a pro forma basis after giving effect to the Transaction and the other transactions contemplated hereby and reflecting estimated purchase price accounting adjustments, Consolidated EBITDA of the Borrower and its Subsidiaries for the 12-month period ended July 31, 1997 is at least $45,000,000.

  (j) Resolution of the $40,000,000 HIP of New York note in a manner satisfactory to NationsBank and NationsBridge.

  SECTION 3.02.  Conditions Precedent to Each Borrowing and Issuance.  The
                 ---------------------------------------------------
obligation of each Appropriate Lender to make an Advance (other than a Letter of Credit Advance made by an Issuing Bank or a Revolving Credit Lender pursuant to
Section 2.03(b)) on the occasion of each Borrowing (including the Initial Extension of Credit), and the obligation of the Issuing Bank to issue a Letter of Credit (including the initial issuance) or renew a Letter of Credit, shall be subject to the further conditions precedent that on the date of such Borrowing or issuance or renewal (a) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing, Notice of Issuance or Notice of Renewal and the acceptance by the Borrower of the proceeds of such Borrowing or of such Letter of Credit or the renewal of such Letter of Credit shall constitute a representation and warranty by the Borrower that both on the date of such notice and on the date of such Borrowing or issuance or renewal such statements are true):

  (i) the representations and warranties contained in each Loan Document are correct in all material respects on and as of such date, before and after giving effect to such Borrowing or issuance or renewal and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Borrowing or issuance or renewal, in which case as of such specific date; and

  (ii) no event has occurred and is continuing, or would result from such Borrowing or issuance or renewal or from the application of the proceeds therefrom, that constitutes a Default;

and (b) the Administrative Agent shall have received such other approvals, opinions or documents as any Appropriate Lender through the Administrative Agent may reasonably request.

  SECTION 3.03.  Determinations Under Section 3.01.  For purposes of determining
                 ---------------------------------
compliance with the conditions specified in Section 3.01, each Lender Party shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender Parties unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender Party prior to the Initial Extension of Credit specifying its objection thereto and if the Initial Extension of Credit consists of a Borrowing, such Lender Party shall not have made available to the Administrative Agent such Lender Party's ratable portion of such Borrowing.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

  SECTION 4.01.  Representations and Warranties of the Borrower.  The Borrower
                 ----------------------------------------------
represents and warrants as follows:

  (a) Each Loan Party (i) is a corporation, a limited liability company or a partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) is duly qualified and in good standing as a foreign corporation, limited liability company or partnership in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not be reasonably likely to have a Material Adverse Effect with respect to any Loan Party or any Lender Party and
(iii) has all requisite power and authority

(including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted except where the absence of such power or authority would not be reasonably likely to have a Material Adverse Effect with respect to any Loan Party or any Lender Party.

  (b) Set forth on Schedule 4.01(b) hereto is a complete and accurate list of all Subsidiaries of each Loan Party, showing as of the date hereof (as to each such Subsidiary) the jurisdiction of its organization, the number of shares of each class of capital stock or other equity interest authorized, and the number outstanding, on the date hereof and the percentage of the outstanding shares or other equity interest of each such class owned (directly or indirectly) by such Loan Party and the number of shares or other equity interest covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the date hereof. All of the outstanding capital stock or other equity interest of all of such Subsidiaries has been validly issued, is fully paid and non-assessable and is owned by such Loan Party or one or more of its Subsidiaries free and clear of all Liens, except those created under the Loan Documents or as disclosed in such Schedule. Each such Subsidiary (i) is a corporation, limited liability company or partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) is duly qualified and in good standing as a foreign corporation, limited liability company or partnership in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not be reasonably likely to have a Material Adverse Effect with respect to any Loan Party or any Lender Party and (iii) has all requisite power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted except where the absence of such power of authority would not be reasonably likely to have a Material Adverse Effect with respect to any Loan Party or any Lender Party.

  (c) The execution, delivery and performance by each Loan Party of this Agreement, the Notes, each other Loan Document and each Related Document to which it is or is to be a party, and the consummation of the Transaction and the other transactions contemplated hereby, are within such Loan Party's corporate (or equivalent thereof) powers, have been duly authorized by all necessary action, and do not (i) contravene such Loan Party's Constitutive Documents, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934 and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award,
(iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could be reasonably likely to have a Material Adverse Effect with respect to any Loan Party or any Lender Party.

  (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of this Agreement, the Notes, any other Loan Document or any Related Document to which it is or is to be a party, or for the consummation of the Transaction or the other transactions contemplated hereby,
(ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof) or
(iv) the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the authorizations, approvals, actions, notices and filings listed on Schedule 4.01(d), all of which have been duly obtained, taken, given or made and are in full force and effect. All applicable waiting periods in connection with the Transaction and the other transactions contemplated hereby have expired without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon the Transaction or the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

  (e) This Agreement has been, and each of the Notes, each other Loan Document and each Related Document when delivered hereunder will have been, duly executed and delivered by each Loan Party thereto. This Agreement is, and each of the Notes, each other Loan Document and each Related Document when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect that affect creditors' rights generally, general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness) whether such principles are considered in a proceeding in equity or at law, and the application of any fraudulent conveyance, fraudulent transfer, fraudulent obligation, or preferential transfer law or any law governing the distribution of assets of any Person.

  (f) The Consolidated balance sheets of the Borrower and its Subsidiaries as at April 30, 1997, and the related Consolidated statements of income and Consolidated statement of cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of Coopers & Lybrand L.L.P., independent public accountants, and the Consolidated balance sheet of the Borrower and its Subsidiaries as at July 31, 1997, and the related Consolidated statement of income and Consolidated statement of cash flows of the Borrower and its Subsidiaries for the three months then ended, duly certified by the chief financial officer of the Borrower, copies of which have been furnished to each Lender Party, fairly present, subject, in the case of said balance sheet as at July 31, 1997, and said statement of income and cash flows for the three months then ended, to year-end audit adjustments, the Consolidated financial condition of the Borrower and its Subsidiaries as at such dates and the Consolidated results of the operations of the Borrower and its Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis, and since April 30, 1997, there has been no Material Adverse Change with respect to the Borrower and its Subsidiaries, taken as a whole.

  (g) The Consolidated pro forma balance sheets of the Borrower and its Subsidiaries as at July 31, 1997, and the related Consolidated pro forma statements of income and cash flows of the Borrower and its Subsidiaries for the three months then ended, certified by the chief financial officer of the Borrower, copies of which have been furnished to each Lender Party, fairly present the Consolidated pro forma financial condition of the Borrower and its Subsidiaries as at such date and the Consolidated pro forma results of operations of the Borrower and its Subsidiaries for the period ended on such date, in each case giving effect to the Transaction and the other transactions contemplated hereby, all in accordance with GAAP.

  (h) The Consolidated forecasted balance sheets, income statements and cash flows statements of the Borrower and its Subsidiaries delivered to the Lender Parties pursuant to Section 3.01(k)(xii) or 5.03 were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in the light of conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrower's best estimate of its future financial performance.

  (i) Neither the Information nor any other information, exhibit or report furnished by any Loan Party to the Administrative Agent or any Lender Party in connection with the negotiation of the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

  (j) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or, to the best of any Loan Party's knowledge, threatened before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect with respect to any Loan Party or any Lender Party or (ii) purports to affect the legality, validity or enforceability of the Transaction, this Agreement, any Note, any other Loan Document or any Related Document or the consummation of the transactions contemplated thereby.

  (k) No proceeds of any Advance or drawings under any Letter of Credit will be used to acquire any equity security of a class that is registered pursuant to
Section 12 of the Securities Exchange Act of 1934.

  (l) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance or drawings under any Letter of Credit will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

  (m) Following application of the proceeds of each Advance or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a Consolidated basis) subject to the provisions of Section 5.02(a) or 5.02(e) or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender Party or any Affiliate of any Lender Party relating to Debt and within the scope of Section 6.01(e) will be Margin Stock.

  (n) Set forth on Schedule 4.01(n) hereto is a complete and accurate list of all material Plans, Multiemployer Plans and Welfare Plans.

  (o) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan that has resulted in or is reasonably expected to result in a material liability of any Loan Party or any ERISA Affiliate.

  (p) As of the last annual actuarial valuation date, the funded current liability percentage, as defined in Section 302(d)(8) of ERISA, of each Plan exceeds 90% and there has been no material adverse change in the funding status of any such Plan since such date.

  (q) Neither any Loan Party nor any ERISA Affiliate has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan.

  (r) Neither any Loan Party nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA.

  (s) Except as set forth in the financial statements referred to in this
Section 4.01 and in Section 5.03, the Loan Parties and their respective Subsidiaries have no material liability with respect to "expected post retirement benefit obligations" within the meaning of Statement of Financial Accounting Standards No. 106.

  (t) Neither the business nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that could be reasonably likely to have a Material Adverse Effect with respect to any Loan Party or any Lender Party.

  (u) The operations and properties of each Loan Party and each of its Subsidiaries comply in all material respects with all applicable Environmental Laws and Environmental Permits, all past non-compliance with such Environmental Laws and Environmental Permits has been resolved without ongoing obligations or costs, and no circumstances exist that could be reasonably likely to (i) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or any of their properties that is likely to have a Material Adverse Effect with respect to any Loan Party or any Lender Party or (ii) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law that is likely to have a Material Adverse Effect with respect to any Loan Party or any Lender Party.

  (v) None of the properties currently or formerly owned or operated by any Loan Party or any of its Subsidiaries is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; there are no and never have been any underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by any Loan Party or any of its Subsidiaries or, to the best of its knowledge, on any property formerly owned or operated by any Loan Party or any of its Subsidiaries; there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries; and Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries.

  (w) Neither any Loan Party nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any governmental or regulatory authority or the requirements of any Environmental Law; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries have been disposed of in a manner not reasonably expected to result in material liability to any Loan Party or any of its Subsidiaries.

  (x) Neither any Loan Party nor any of its Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction that could be reasonably likely to have a Material Adverse Effect with respect to any Loan Party or any Lender Party.

  (y) The Collateral Documents create a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations (as defined therein), and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken. The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the liens and security interests created or permitted under the Loan Documents.

  (z) Each Loan Party and each of its Subsidiaries and Affiliates has filed, has caused to be filed or has been included in all tax returns (Federal, state, local and foreign) required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties.

  (aa) Set forth on Schedule 4.01(aa) hereto is a complete and accurate list, as of the date hereof, of each taxable year of each Loan Party and each of its Subsidiaries and Affiliates for which Federal income tax returns have been filed and for which the expiration of the applicable statute of limitations for assessment or collection has not occurred by reason of extension or otherwise (an "Open Year").
                               ---------

  (bb) The aggregate unpaid amount, as of the date hereof, of adjustments to the Federal income tax liability of each Loan Party and each of its Subsidiaries and Affiliates proposed by the Internal Revenue Service with respect to Open Years does not exceed $500,000. No issues have been raised by the Internal Revenue Service in respect of Open Years that, in the aggregate, could be reasonably likely to have a Material Adverse Effect with respect to any Loan Party or any Lender Party.

  (cc) The aggregate unpaid amount, as of the date hereof, of adjustments to the state, local and foreign tax liability of each Loan Party and its Subsidiaries and Affiliates proposed by all state, local and foreign taxing authorities (other than amounts arising from adjustments to Federal income tax returns) does not exceed $250,000. No issues have been raised by such taxing authorities that, in the aggregate, could be reasonably likely to have a Material Adverse Effect with respect to any Loan Party or any Lender Party.

  (dd) The Acquisition will not be taxable to the Borrower or any of its Subsidiaries or Affiliates.

  (ee) Neither any Loan Party nor any of its Subsidiaries is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by the Borrower, nor the consummation of the other transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

  (ff) Each Loan Party is, individually and together with its Subsidiaries, Solvent.

  (gg) Set forth on Schedule 4.01(gg) hereto is a complete and accurate list of all Existing Debt (other than Surviving Debt), showing as of the date hereof the principal amount outstanding thereunder.

  (hh) Set forth on Schedule 4.01(hh) hereto is a complete and accurate list of all Surviving Debt, showing as of the date hereof the principal amount outstanding thereunder, the maturity date thereof and the amortization schedule therefor.

  (ii) Set forth on Schedule 4.01(ii) hereto is a complete and accurate list of all real property owned by any Loan Party or any of its Subsidiaries, showing as of the date hereof the street address, county or other relevant jurisdiction, state, record owner and book and estimated fair value thereof. Each Loan Party or such Subsidiary has good, marketable and insurable fee simple title to such real property, free and clear of all Liens, other than Liens created or permitted by the Loan Documents.

  (jj) Set forth on Schedule 4.01(jj) hereto is a complete and accurate list of all leases of real property under which any Loan Party or any of its Subsidiaries is the lessee, showing as of the date hereof the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof. Each such lease is the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect that affect creditors' rights generally, general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness) whether such principles are considered in a proceeding in equity or at law, and the application of any fraudulent conveyance, fraudulent transfer, fraudulent obligation, or preferential transfer law or any law governing the distribution of assets of any Person.

  (kk) Set forth on Schedule 4.01(kk) hereto is a complete and accurate list of all Material Contracts of each Loan Party and its Subsidiaries, showing as of the date hereof the parties, subject matter and term thereof. Each such Material Contract has been duly authorized, executed and delivered by all parties thereto, has not been amended or otherwise modified (other than as specified on Schedule 4.01(kk)), is in full force and effect and is binding upon and enforceable against all parties thereto in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect that affect creditors' rights generally, general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness) whether such principles are considered in a proceeding in equity or at law, and the application of any fraudulent conveyance, fraudulent transfer, fraudulent obligation, or preferential transfer law or any law governing the distribution of assets of any Person; and there exists no material default under any such Material Contract by any party thereto.

  (ll) Set forth on Schedule 4.01(ll) hereto is a complete and accurate list of all Investments held by any Loan Party or any of its Subsidiaries, showing as of the date hereof the amount, obligor or issuer and maturity, if any, thereof.

  (mm) Set forth on Schedule 4.01(mm) hereto is a complete and accurate list of all material patents, trademarks, trade names, service marks and copyrights, and all applications therefor and licenses thereof, of each Loan Party or any of its Subsidiaries, showing as of the date hereof the jurisdiction in which registered, the registration number, the date of registration and the expiration date.

  (nn) The Acquisition has been consummated in all material respects pursuant to the terms of the Purchase Agreement.


                                   ARTICLE V

                           COVENANTS OF THE BORROWER

     SECTION 5.01.  Affirmative Covenants.  So long as any Advance shall remain
                    ---------------------
unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will:

     (a) Compliance with Laws, Etc.  Comply, and cause each of its Subsidiaries
         -------------------------
to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970.

     (b) Payment of Taxes, Etc.  Pay and discharge, and cause each of its
      ---------------------
Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that neither the Borrower
                                 --------  -------
nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

     (c) Compliance with Environmental Laws.  Comply, and cause each of its
         ----------------------------------
Subsidiaries and all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew and cause each of its Subsidiaries to obtain and renew all Environmental Permits necessary for its operations and properties; and conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws; provided, however, that neither the
                                        --------  -------
Borrower nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

     (d) Maintenance of Insurance.  Maintain, and cause each of its Subsidiaries
         ------------------------
to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates.

     (e) Preservation of Corporate Existence, Etc.  Preserve and maintain, and
         ----------------------------------------
cause each of its Subsidiaries to preserve and maintain, its existence, legal structure, legal name, rights (charter and statutory), permits, licenses, approvals, privileges and franchises; provided, however, that neither the
                                      --------  -------
Borrower nor any of its Subsidiaries shall be required to preserve any right, permit, license, approval, privilege or franchise if the Board of Directors of the Borrower or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Borrower, and its Subsidiaries, taken as a whole, or the Lender Parties; provided further that nothing in this Section
                                   -------- -------
5.01(e) shall prevent the consummation of any merger or consolidation permitted pursuant to Section 5.02(d).

     (f) Visitation Rights.  At any reasonable time and from time to time,
         -----------------
permit the Administrative Agent or any of the Lender Parties or any agents or representatives thereof to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and any of its Subsidiaries with any of their officers or directors and with their independent certified public accountants.

     (g) Preparation of Environmental Reports.  At the reasonable request of the
         ------------------------------------
Administrative Agent from time to time, provide to the Lender Parties within 60 days after such request, at the expense of the Borrower, an environmental site assessment report for any of its or its Subsidiaries' properties described in such request, prepared by an environmental consulting firm acceptable to the Administrative Agent, indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance, removal or remedial action in connection with any Hazardous Materials on such properties; without limiting the generality of the foregoing, if the Administrative Agent determines at any time that a material risk exists that any such report will not be provided within the time referred to above, the Administrative Agent may retain an environmental consulting firm to prepare such report at the expense of the Borrower, and the Borrower hereby grants and agrees to cause any Subsidiary that owns any property described in such request to grant at the time of such request, to the Administrative Agent, the Lender Parties, such firm and any agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, to enter onto their respective properties to undertake such an assessment.

     (h) Keeping of Books.  Keep, and cause each of its Subsidiaries to keep,
         ----------------
proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each such Subsidiary in accordance with generally accepted accounting principles in effect from time to time.

     (i) Maintenance of Properties, Etc.  Maintain and preserve, and cause each
         ------------------------------
of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted; provided, however, that neither the
                                            --------  -------
Borrower nor any of its Subsidiaries shall be required to maintain and preserve any such property if the Board of Directors of the Borrower or such Subsidiary shall determine that the maintenance and preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Borrower and its Subsidiaries, taken as a whole, or the Lender Parties.

     (j) Compliance with Terms of Leaseholds.  Make all payments and otherwise
         -----------------------------------
perform all obligations in respect of all leases of real property to which the Borrower or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, notify the

Administrative Agent of any default by any party with respect to such leases and cooperate with the Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect with respect to any Loan Party or any Lender Party.

     (k) Performance of Related Documents and Subordinated Debt Documents.
         ----------------------------------------------------------------
Perform and observe all of the terms and provisions of each Related Document and each Subordinated Debenture Document to be performed or observed by it, maintain each such Related Document and Subordinated Debenture Document in full force and effect, enforce such Related Document and Subordinated Debenture Document in accordance with its terms, take all such action to such end as may be from time to time requested by the Administrative Agent and, upon request of the Administrative Agent, make to each other party to each such Related Document and Subordinated Debenture Document such demands and requests for information and reports or for action as the Borrower is entitled to make under such Related Document or Subordinated Debenture Document, as the case may be.

     (l) Performance of Material Contracts.  Perform and observe all the terms
         ---------------------------------
and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect, enforce each such Material Contract in accordance with its terms, take all such action to such end as may be from time to time requested by the Administrative Agent and, upon request of the Administrative Agent, make to each other party to each such Material Contract such demands and requests for information and reports or for action as the Borrower is entitled to make under such Material Contract, and cause each of its Subsidiaries to do so except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect with respect to any Loan Party or any Lender Party.

     (m) Transactions with Affiliates. Conduct, and cause each of its
         ----------------------------
Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates on terms that are fair and reasonable and no less favorable to the Borrower or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

     (n) Cash Concentration Accounts.  Maintain and cause each Collateral Grant
         ---------------------------
or to maintain main cash concentration accounts with NationsBank and, on and after November 15, 1997, maintain and cause each Collateral Grantor to maintain Lockbox Accounts into which all proceeds of Collateral are paid with NationsBank or one or more banks acceptable to the Administrative Agent that have accepted the assignment of such accounts to the Administrative Agent pursuant to the terms of the Security Agreement.

     (o) Termination of Financing Statements.  Upon the request of the
         -----------------------------------
Administrative Agent, and at the expense of the Borrower, within 10 days after such request, furnish to the Administrative Agent proper termination statements on Form UCC-3 covering such financing statements as the Administrative Agent may reasonably request.

     (p) Covenant to Give Security.  Upon the request of the Administrative
         -------------------------
Agent following the occurrence and during the continuance of a Default, and at the expense of the Borrower, (i) within 10 days after such request, furnish to the Administrative Agent a description of the real and personal properties of the Borrower and the Subsidiary Guarantors in detail satisfactory to the Administrative Agent, (ii) within 15 days after such request, duly execute and deliver to the Administrative Agent mortgages, pledges, assignments and other security agreements, as specified by and in form and substance satisfactory to the Administrative Agent, securing payment of all the Obligations of the Borrower under the Loan Documents and constituting Liens on all such properties,
(iii) within 30 days after such request, take whatever action (including, without limitation, the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the security agreements delivered pursuant to this Section 5.01(p), enforceable against all third parties in accordance with their terms, (iv) within 60 days after such request, deliver to the Administrative Agent a signed copy of a favorable opinion of counsel for the Borrower, addressed to and acceptable to the Administrative Agent, as to the matters contained in clauses (i), (ii) and (iii) above, as to such security agreements being legal, valid and binding obligations of the Borrower and the Subsidiary Guarantors enforceable in accordance with their terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect that affect creditors' rights generally, general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness) whether such principles are considered in a proceeding in equity or at law, and the application of any fraudulent conveyance, fraudulent, transfer, fraudulent obligation or preferential transfer law or any law governing the distribution of assets of any Person) and as to such other matters as the Administrative Agent may reasonably request, (v) as promptly as practicable after such request, deliver to the Administrative Agent surveys meeting the criteria specified in Section 5.01(r)(iii) and Mortgage Policies as to each parcel of real property subject to such request and (vi) at any time and from time to time, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may reasonably deem desirable in obtaining the full benefits of, or in preserving the Liens of, such security agreements.

     (q) Conditions Subsequent to Initial Extension of Credit.  Deliver to the
         ----------------------------------------------------
Administrative Agent as soon as possible and in any event within 30 days after the Initial Extension of Credit (or such later date as may be agreed by the Borrower and the Administrative Agent):

         (i) acknowledgment copies of proper financing statements, duly filed under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Collateral Documents, covering the Collateral described therein;

         (ii) completed requests for information, listing the financing statements referred to in clause (i) above and all other effective financing statements filed in the jurisdictions referred to in clause (i) above that name the Borrower or any other Loan Party as debtor, together with copies of such financing statements;

         (iii) deeds of trust, trust deeds, mortgages, leasehold mortgages and leasehold deeds of trust in form and substance satisfactory to the Administrative Agent and covering the properties listed on Schedule 5.01(f)(iii) (together with each other mortgage delivered pursuant to Section 5.01(q), in each case as amended, supplemented or otherwise modified from time to time in accordance with their terms, the "Mortgages"), duly executed by the Borrower and
                                  ---------
each other Collateral Grantor, together with:

               (A) evidence that counterparts of the Mortgages have been duly recorded on or before the day of the Initial Extension of Credit in all filing or recording offices that the Administrative Agent may deem necessary or desirable in order to create a valid first and subsisting Lien on the property described therein in favor of the Secured Parties and the Issuing Bank and that all filing and recording taxes and fees have been paid,

               (B) fully paid American Land Title Association Lender's Extended Coverage title insurance policies (the "Mortgage Policies") in form and
                                             -----------------
     substance, with endorsements and in amounts acceptable to the Administrative Agent, issued, coinsured and reinsured by title insurers acceptable to the Administrative Agent, insuring the Mortgages to be valid first and subsisting Liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics' and materialmen's Liens) and encumbrances, excepting only Permitted Encumbrances, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents and for mechanics' and materialmen's Liens) and such coinsurance and direct access reinsurance as the Administrative Agent may deem necessary or desirable,

               (C) American Land Title Association form surveys, dated no more than 30 days before the day of the Initial Extension of Credit, certified to the Administrative Agent and the issuer of the Mortgage Policies in a manner satisfactory to the Administrative Agent by a land surveyor duly registered and licensed in the States in which the property described in such surveys is located and acceptable to the Administrative Agent, showing all buildings and other improvements, any off-site improvements, the location of any easements, parking spaces, rights of way, building set-back lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such property, and other defects, other than encroachments and other defects acceptable to the Administrative Agent,

               (D) the Assignments of Leases and Rents referred to in the Mortgages, duly executed by the Borrower and each other Collateral Grantor,

               (E) such consents and agreements of lessors and other third parties, and such estoppel letters and other confirmations, as the Administrative Agent may deem necessary or desirable,

               (F) evidence of the insurance required by the terms of the Mortgages, and

               (G) evidence that all other action that the Administrative Agent may deem necessary or desirable in order to create valid first and subsisting Liens on the property described in the Mortgages has been taken;

         (iv) the Lockbox Letters referred to in the Security Agreement, duly executed by each Lockbox Bank referred to in the Security Agreement; and

         (v) evidence reasonably satisfactory to the Administrative Agent that the Borrower has obtained additional general liability insurance such that the aggregate amount of general liability insurance equals at least $40,000,000 with such responsible and reputable insurance companies or associations as is satisfactory to the Lender Parties.

     (r) Further Assurances.  Promptly upon the request of the Administrative
         ------------------
Agent, or any of the Lender Parties through the Administrative Agent, at any time and from time to time, do, execute, acknowledge, deliver, record, rerecord, file, refile, register and reregister, and cause of each of its Subsidiaries promptly to do, execute, acknowledge, deliver, rerecord, record, file, refile, register and reregister, any and all further acts, conveyances, security agreements, assignments, floating and fixed debentures, pledge agreements, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, mortgages, deeds of trust, certificates, assurances and other instruments as the Administration Agent, or any of the Lender Parties through the Administrative Agent, may reasonably require from time to time in order to (A) carry out more effectively the purposes of this Agreement, the Notes or any of the other Loan Documents,
(B) subject any of the property, assets, rights or interests of the Borrower or any of its domestic Subsidiaries included or intended to be included in the Collateral to the Liens created or now or hereafter intended to be created under any of the Collateral Documents, (C) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents or any of the Liens created or intended to be created thereunder and (D) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Administrative Agent and the Secured Parties the rights granted or now or hereafter intended to be granted to the Administrative Agent and the Secured Parties under any of the Loan Documents or under any of the other instruments executed in connection with any of the Loan Documents to which the Borrower or any of its domestic Subsidiaries is or is to be a party.

     (s) Material Subsidiary.  Promptly upon a Subsidiary becoming a Material
         -------------------
Subsidiary (whether through a change in law, the receipt of requisite regulatory approval or an increase in such Subsidiary's total assets or gross revenues), such Subsidiary shall become an additional grantor pursuant to the terms of the Security Agreement and shall become a Subsidiary Guarantor pursuant to the terms of the Subsidiary Guaranty.

     SECTION 5.02.  Negative Covenants.  So long as any Advance shall remain
                    ------------------
unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will not, at any time:

     (a) Liens, Etc.  Create, incur, assume or suffer to exist, or permit any of
         ----------
its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, or sign or file or suffer to exist, or permit any of its Subsidiaries to sign or file or suffer to exist, under the Uniform Commercial Code of any jurisdiction, a financing statement that names the Borrower or any of its Subsidiaries as debtor, or sign or suffer to exist, or permit any of its Subsidiaries to sign or suffer to exist, any security agreement authorizing any secured party thereunder to file such financing statement, or assign, or permit any of its Subsidiaries to assign, any accounts or other right to receive income, excluding, however, from
                                                       ---------  -------
the operation of the foregoing restrictions the following:

         (i)    Liens created under the Loan Documents;

         (ii)   Permitted Liens;

         (iii) Liens existing on the date hereof and described on Schedule 5.02(a) hereto;

         (iv) purchase money Liens upon or in real property or equipment acquired or held by the Borrower or any of its Subsidiaries (other than D.C. Chartered Health Plan, Inc.) in the ordinary course of business to secure the purchase price of such property or equipment or to secure Debt incurred solely for the purpose of financing the acquisition of any such property or equipment to be subject to such Liens, or Liens existing on any such property or equipment at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, however, that no such Lien shall extend to or cover any
        --------  -------
property other than the property or equipment being acquired, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced; and provided further that the aggregate principal amount of the Debt secured by
-------- -------
Liens permitted by this clause (iv) shall not exceed the amount permitted under
Section 5.02(b)(iii)(B) at any time outstanding and that any such Debt shall not otherwise be prohibited by the terms of the Loan Documents;

         (v) Liens arising in connection with Capitalized Leases permitted under Section 5.02(b)(iii)(C); provided that no such Lien shall extend to or
                               --------
cover any Collateral or assets other than the assets subject to such Capitalized Leases;

         (vi) other Liens affecting property of the Borrower and its Subsidiaries (other than D.C. Chartered Health Plan, Inc.) with an aggregate fair value not to exceed $500,000, provided that no such Lien shall extend to or cover any Collateral;

         (vii) the replacement, extension or renewal of any Lien permitted by clause (iii) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the Debt secured thereby;

         (viii) Liens in connection with attachments or judgments (including judgment or appeal bonds), provided that the judgments secured shall, within 60
                           --------
days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within 60 days after the expiration of such stay; or shall be covered (subject to a customary deductible) by insurance maintained with responsible insurance companies;

         (ix) leases or subleases granted to others not interfering in any material respect with the business of the Borrower or any of its Consolidated Subsidiaries; and

         (x) any interest of a title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Agreement.

     (b) Debt.  Create, incur, assume or suffer to exist, or permit any of its
         ----
Subsidiaries to create, incur, assume or suffer to exist, any Debt other than:

         (i)   in the case of the Borrower, the Subordinated Debentures;

         (ii) in the case of any of the Subsidiary Guarantors, Debt owed to the Borrower or to another Subsidiary Guarantor, provided that (x) such Debt is
                                                 --------
subordinated to any Debt of such Subsidiary Guarantor under the Loan Documents on terms and conditions acceptable to the Required Lenders and (y) such Debt is evidenced by a promissory note and such promissory note is pledged in favor of the Secured Parties pursuant to the terms of the Security Agreement; and

         (iii) in the case of the Borrower and any of its Subsidiaries,

               (A) Debt under the Loan Documents,

               (B) Debt of the Borrower and its Subsidiaries (other than D.C. Chartered Health Plan, Inc.) secured by Liens permitted by Section 5.02(a)(iv) not to exceed in the aggregate $500,000 at any time outstanding,

               (C) (i) Capitalized Leases entered into by the Borrower and its Subsidiaries (other than D.C. Chartered Health Plan, Inc.) not to exceed in the aggregate $5,000,000 at any time outstanding, and (ii) in the case of Capitalized Leases to which any such Subsidiary of the Borrower is a party, Debt of the Borrower of the type described in clause (j) of the definition of "Debt" guaranteeing the Obligations of such Subsidiary under such
         ----
     Capitalized Leases,

               (D) the Surviving Debt, and

               (E) endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

     (c) Lease Obligations.  Create, incur, assume or suffer to exist, or permit
         -----------------
any of its Subsidiaries to create, incur, assume or suffer to exist, any obligations as lessee (i) for the rental or hire of real or personal property in connection with any sale and leaseback transaction, or (ii) for the rental or hire of other real or personal property of any kind under leases or agreements to lease including Capitalized Leases having an original term of one year or more that would cause the direct and contingent liabilities of the Borrower and its Subsidiaries, on a Consolidated basis, in respect of all such obligations to exceed $16,500,000 payable in any period of 12 consecutive months.

     (d) Mergers, Etc.  Merge into or consolidate with any Person or permit any
         ------------
Person to merge into it, or permit any of its Subsidiaries to do so, except that
(i) any Subsidiary of the Borrower may merge into or consolidate with the Borrower, (ii) any Subsidiary Guarantor may merge into or consolidate with any other Subsidiary Guarantor and (iii) any foreign Subsidiary may merge into or consolidate with any other foreign Subsidiary; provided, however, that in each
                                               --------  -------
case, immediately after giving effect thereto, no event shall occur and be continuing that constitutes a Default.

     (e) Sales, Etc. of Assets.  Sell, lease, transfer or otherwise dispose of,
         ---------------------
or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any assets other than Inventory to be sold in the ordinary course of its business, except:

         (i)  sales of Inventory in the ordinary course of its business,

         (ii)  in a transaction authorized by subsection (d) of this Section,

         (iii) sales of assets for cash and for fair value in an aggregate amount not to exceed $250,000 in any Fiscal Year, provided that in the case of
                                                  --------
sales of assets pursuant to clause (iii) above, the Borrower shall, on the date of receipt by the Borrower or any of its Subsidiaries of the Net Cash Proceeds from such sale, prepay the Advances pursuant to, and in the amount and order of priority set forth in, Section 2.06(b)(ii), as specified therein.

     (f) Investments in Other Persons.  Make or hold, or permit any of its
         ----------------------------
Subsidiaries to make or hold, any Investment in any Person other than:

         (i) (A) Investments by the Borrower and its Subsidiaries in their Subsidiaries outstanding on the date hereof, (B) additional Investments by the Borrower and the Subsidiary Guarantors in wholly-owned domestic Subsidiaries in an aggregate amount invested from the date hereof not to exceed $500,000, provided that, with respect to Investments
                                    --------
in any newly acquired or created wholly-owned Subsidiary, such Subsidiary (x) shall become an additional grantor pursuant to the terms of the Security Agreement and shall become a Subsidiary Guarantor pursuant to the terms of the Subsidiary Guaranty, in each case if such Subsidiary is a Material Subsidiary and (y) shall engage in a business similar to that engaged in by the Borrower and its Subsidiaries on the date hereof and (C) additional Investments by foreign Subsidiaries of the Borrower in wholly-owned Subsidiaries in an aggregate amount invested from the date hereof not to exceed $250,000;

         (ii) loans and advances to employees in the ordinary course of the business of the Borrower and its Subsidiaries as presently conducted in an aggregate principal amount not to exceed $250,000 at any time outstanding;

         (iii) (A) Investments by the Borrower and its Subsidiaries in Cash Equivalents of amounts on deposit in the Cash Collateral Account, (B) Investments by D.C. Chartered Health Plan, Inc. and Virginia Chartered Health Plan, Inc. in Cash Equivalents of amounts on deposit in deposit accounts that are required to be kept on deposit by such Person by its respective governmental regulatory authority and (C) Investments by the Borrower and its Subsidiaries (other than the Investments described in clause (A)) in an aggregate principal amount not to exceed $1,000,000 at any time outstanding;

         (iv) Investments consisting of intercompany Debt permitted under
Section 5.02(b)(ii);

         (v) Investments existing on the date hereof and described on Schedule 5.02(f) hereto; and

         (vi) other Investments in an aggregate amount invested not to exceed $500,000; provided that with respect to Investments made under this clause
          --------
(vii), (1) any newly acquired or created Subsidiary of the Borrower or any of its Subsidiaries shall be a wholly owned Subsidiary thereof; (2) immediately before and after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom; (3) any newly acquired or created domestic Subsidiary of the Borrower or any of its Subsidiaries shall become an additional grantor pursuant to the terms of the Security Agreement and shall become a Subsidiary Guarantor pursuant to the terms of the Subsidiary Guaranty, in each case if such Subsidiary is a Material Subsidiary and (4) any business acquired or invested in pursuant to this clause (vii) shall be in the same line of business as the business of the Borrower or any of its Subsidiaries.

     (g) Dividends, Etc.  Declare or pay any dividends, purchase, redeem,
         --------------
retire, defease or otherwise acquire for value any of its capital stock or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, return any capital to its stockholders as such, make any distribution of assets, capital stock, warrants, rights, options, obligations or securities to its stockholders as such or issue or sell any capital stock or any warrants, rights or options to acquire such capital stock, or permit any of its Subsidiaries to do any of the foregoing or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of the Borrower or any warrants, rights or options to acquire such capital stock or to issue or sell any capital stock or any warrants, rights or options to acquire such capital stock, except that, so long as no Default shall have occurred and be continuing at the time of any action described in clauses
(i), (ii)and (iii) below or would result therefrom, (i) the Borrower may (A) declare and pay dividends and distributions payable only in common stock of the Borrower and (B) issue the warrants to NationsBank and NationsBridge as contemplated by the side letter referred to in Section 3.01(i), (ii) any Subsidiary of the Borrower may (A) declare and pay cash dividends to the Borrower and (B) declare and pay cash dividends to any other wholly-owned Subsidiary of the Borrower of which it is a Subsidiary and (iii) the Borrower may issue (A) capital stock in respect of the exercise of stock options issued pursuant to existing stock option plans of the Borrower, (B) options to acquire capital stock of the Borrower pursuant to existing stock option plans of the Borrower and (C) capital stock or any warrants, rights or options to acquire such capital stock in the ordinary course of business in order to enter into joint venture arrangements with other third party Persons with the consent of the Required Lenders (which consent shall not be unreasonably withheld). Notwithstanding any other provision of this Section 5.02(g), it shall not constitute a breach of this Agreement for the Borrower to repurchase shares of its common stock from BCBSNJ as required by the Health Center Purchase Agreement, dated as of December 16, 1996, as heretofore amended, among the Borrower, BCBSNJ and certain other parties thereto.

     (h) Change in Nature of Business.  Make, or permit any of its Material
         ----------------------------
Subsidiaries to make, any material change in the nature of its business as carried on at the date hereof.

     (i) Constitutive Document Amendments.  Amend, or permit any of its
         --------------------------------
Subsidiaries to amend, its Constitutive Documents if such amendment would have a Material Adverse Effect with respect to any Loan Party or Lender Party.

     (j) Accounting Changes.  Make or permit, or permit any of its Subsidiaries
         ------------------
to make or permit, any change in (i) accounting policies or reporting practices, except as required or permitted by generally accepted accounting principles or
(ii) Fiscal Year.

     (k) Prepayments, Etc. of Debt.  Prepay, redeem, purchase, defease or other
         -------------------------
wise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Debt, other than (i) the prepayment of the Advances in accordance with the terms of this Agreement and
(ii) regularly scheduled or required repayments or redemptions of Surviving Debt, or amend, modify or change in any manner any term or condition of any Surviving Debt or the Subordinated Debentures, or permit any of its Subsidiaries to do any of the foregoing other than to prepay any Debt payable to the Borrower.

     (l) Amendment, Etc. of Related Documents and Subordinated Debenture
      ------------------------------------------------------------------
Documents.
---------
Cancel or terminate any Related Document or any Subordinated Debenture Document or consent to or accept any cancellation or termination thereof, amend, modify or change in any manner any term or condition of any Related Document or any Subordinated Debenture Document or give any consent, waiver or approval thereunder, waive any default under or any breach of any term or condition of any Related Document or any Subordinated Debenture Document, agree in any manner to any other amendment, modification or change of any term or condition of any Related Document or any Subordinated Debenture Document or take any other action in connection with any Related Document or any Subordinated Debenture Document that would materially impair the value of the interest or rights of the Borrower thereunder or that would materially impair the rights or interests of the Administrative Agent or any Lender Party, or permit any of its Subsidiaries to do any of the foregoing.

     (m) Amendment, Etc. of Material Contracts.  Cancel or terminate any
         -------------------------------------
Material Contract or consent to or accept any cancellation or termination thereof, amend or otherwise modify any Material Contract or give any consent, waiver or approval thereunder, waive any default under or breach of any Material Contract, agree in any manner to any other amendment, modification or change of any term or condition of any Material Contract or take any other action in connection with any Material Contract that would materially impair the value of the interest or rights of the Borrower thereunder or that would materially impair the interest or rights of the Administrative Agent or any Lender Party, or permit any of its Subsidiaries to do any of the foregoing.

     (n) Negative Pledge.  Enter into or suffer to exist, or permit any of its
         ---------------
Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets other than (i) in favor of the Secured Parties or (ii) in connection with any Surviving Debt.

     (o) Partnerships, Etc..  Become a general partner in any general or limited
         ------------------
partnership or joint venture, or permit any of its Subsidiaries to do so, other than any Subsidiary the sole assets of which consist of its interest in such partnership or joint venture.

     (p) Speculative Transactions.  Engage, or permit any of its Subsidiaries to
         ------------------------
engage, in any transaction involving commodity options or futures contracts or any similar speculative transactions (including, without limitation, take-or-pay contracts).

     (q) Capital Expenditures.  Make, or permit any of its Subsidiaries to make,
         --------------------
any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by the Borrower and its Subsidiaries in any Fiscal Year to exceed (i) $10,000,000 for the 1998 Fiscal Year and (ii) $8,000,000 for each Fiscal Year thereafter.

     SECTION 5.03.  Reporting Requirements.  So long as any Advance shall remain
                    ----------------------
unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will furnish to the Lender Parties:

     (a) Default Notice.  As soon as possible and in any event within two days
         --------------
after the occurrence of each Default or any event, development or occurrence that is reasonably likely to have a Material Adverse Effect with respect to any Loan Party or any Lender Party continuing on the date of such statement, a statement of the chief financial officer of the Borrower setting forth details of such Default and the action that the Borrower has taken and proposes to take with respect thereto.

     (b) Monthly Financials.  As soon as available and in any event within 30
         ------------------
days after the end of each month, (i) a Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such month and Consolidated and consolidating statements of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous month and ending with the end of such month and Consolidated and consolidating statements of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding month of the preceding Fiscal Year, all in reasonable detail and duly certified by the chief financial officer of the Borrower, (ii) an enrollment status report for such month for HIP programs and the District of Columbia chartered programs,
(iii) a physician/hospital recontracting report for PHE for such month, (iv) a utilization rate report for PHE for such month and (v) a report detailing the financial performance of PHE's health centers and PHE's network for such month.

     (c) Quarterly Financials.  As soon as available and in any event within 45
         --------------------
days after the end of each of the first three quarters of each Fiscal Year, Consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such quarter and Consolidated and consolidating statements of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and Consolidated and consolidating statements of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding Fiscal Year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of the Borrower as having been prepared in accordance with GAAP, together with (i) a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto and (ii) a schedule in form satisfactory to the Administrative Agent of the computations used by the Borrower in determining compliance with the covenants contained in Sections 5.04(a) through (f), provided that in the event of any change in GAAP used in the preparation of such
--------
financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP.

     (d) Annual Financials.  As soon as available and in any event within 90
         -----------------
days after the end of each Fiscal Year, a copy of the annual audit report for such year for the Borrower and its Subsidiaries, including therein Consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Year and Consolidated and consolidating statements of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for such Fiscal Year, in each case accompanied by an opinion acceptable to the Required Lenders of Coopers & Lybrand L.L.P. or other independent public accountants of recognized standing acceptable to the Required Lenders, together with (i) a certificate of such accounting firm to the Lender Parties stating that in the course of the regular audit of the business of the Borrower and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof,
(ii) a schedule in form satisfactory to the Administrative Agent of the computations used by such accountants in determining, as of the end of such Fiscal Year, compliance with the covenants contained in Sections 5.04(a) through
(f), provided that in the event of any change in GAAP used in the preparation of
     --------
such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP and (iii) a certificate of the chief financial officer of the Borrower stating that no Default has occurred and is continuing or, if a default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto.

     (e) Annual Forecasts.  As soon as available and in any event no later than
         ----------------
15 days before the end of each Fiscal Year, forecasts prepared by management of the Borrower, in form satisfactory to the Administrative Agent, of balance sheets, income statements and cash flow statements on a monthly basis for each Fiscal Year until the Termination Date.

     (f) ERISA Events and ERISA Reports.  Promptly and in any event within 10
         ------------------------------
days after any Loan Party or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, a statement of the chief financial officer of the Borrower describing such ERISA Event and the action, if any, that such Loan Party or such ERISA Affiliate has taken and proposes to take with respect thereto and on the date any records, documents or other information must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA, a copy of such records, documents and information.

     (g) Plan Terminations.  Promptly and in any event within two Business Days
         -----------------
after receipt thereof by any Loan Party or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan.

     (h) Multiemployer Plan Notices.  Promptly and in any event within five
         --------------------------
Business Days after receipt thereof by any Loan Party or any ERISA Affiliate from the sponsor of a Multiemployer Plan, copies of each notice concerning (i) the imposition of Withdrawal Liability by any such Multiemployer Plan, (ii) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (iii) the amount of liability incurred, or that may be incurred, by such Loan Party or any ERISA Affiliate in connection with any event described in clause (i) or (ii).

     (i) Litigation.  Promptly after the commencement thereof, notice of all
         ----------
actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Loan Party or any of its Subsidiaries of the type described in Section 4.01(j), and promptly after the occurrence thereof, notice of any adverse change in the status or the financial effect on any Loan

Party or any of its Subsidiaries of the Disclosed Litigation from that described on Schedule 3.01(f).

     (j) Securities Reports.  Promptly after the sending or filing thereof,
         ------------------
copies of all proxy statements, financial statements and reports that any Loan Party or any of its Subsidiaries sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements, that any Loan Party or any of its Subsidiaries files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange.

     (k) Creditor Reports.  Promptly after the furnishing thereof, copies of any
         ----------------
statement or report furnished to any other holder of the securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lender Parties pursuant to any other clause of this Section 5.03.

     (l) Agreement Notices.  Promptly upon receipt thereof, copies of all
         -----------------
notices, requests and other documents received by any Loan Party or any of its Subsidiaries under or pursuant to any Related Document or Material Contract or indenture, loan or credit or similar agreement regarding or related to any breach or default by any party thereto or any other event that could materially impair the value of the interests or the rights of any Loan Party or otherwise have a Material Adverse Effect with respect to any Loan Party or any Lender Party and copies of any amendment, modification or waiver of any provision of any Related Agreement or Material Contract or indenture, loan or credit or similar agreement and, from time to time upon request by the Administrative Agent, such information and reports regarding the Related Documents and the Material Contracts as the Administrative Agent may reasonably request.

     (m) Tax Certificates.  Promptly, and in any event within five Business Days
         ----------------
after the due date (with extensions) for filing the final Federal income tax return in respect of each taxable year, a certificate (a "Tax Certificate"),
                                                          ---------------
signed by the President or the chief financial officer of the Borrower, stating that the common parent of the affiliated group (within the meaning of Section 1504(a)(1) of the Internal Revenue Code) of which the Borrower is a member has paid to the Internal Revenue Service or other taxing authority, or to the Borrower, the full amount that such affiliated group is required to pay in respect of Federal income tax for such year and that the Borrower and its Subsidiaries have received any amounts payable to them, and have not paid amounts in respect of taxes (Federal, state, local or foreign) in excess of the amount they are required to pay, under the Tax Agreements in respect of such taxable year.

     (n) Environmental Conditions.  Promptly after the assertion or occurrence
         ------------------------
thereof, notice of any Environmental Action against or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that (i) could reasonably be expected to have a Material Adverse Effect with respect to the Borrower and its Subsidiaries, taken as a whole, or any Lender Party or (ii) cause any property described in the Mortgages to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.

     (o) Real Property.  As soon as available and in any event within 30 days
         -------------
after the end of each Fiscal Year, a report supplementing Schedules 4.01(ii) and 4.01(jj) hereto, including an identification of all material real and leased property disposed of by the Borrower or any of its Subsidiaries during such Fiscal Year, a list and description (including the street address, county or other relevant jurisdiction, state, record owner, book value thereof, and in the case of leases of property, lessor, lessee, expiration date and annual rental cost thereof) of all material real property acquired or leased during such Fiscal Year and a description of such other changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete in all material respects.

     (p) Insurance.  As soon as available and in any event within 30 days after
         ---------
the end of each Fiscal Year, a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for the Borrower and its Subsidiaries and containing such additional information as any Lender Party (through the Administrative Agent) may reasonably specify.

     (q) Other Information.  Such other information respecting the business,
         -----------------
condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party or any of its Subsidiaries as any Lender Party (through the Administrative Agent) may from time to time reasonably request.

     SECTION 5.04.  Financial Covenants.  So long as any Advance shall remain
                    -------------------
unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will:

     (a) Minimum EBITDA.  Maintain at the end of each fiscal quarter of the
         --------------
Borrower Consolidated EBITDA of the Borrower and its Subsidiaries of not less than the amount set forth below for such fiscal quarter set forth below:

                                                Minimum
                   Quarter Ending On            EBITDA
                   -----------------            ------
                        October 31, 1997        $ 4,500,000
                        January 31, 1998        $ 9,500,000
                        April 30, 1998          $13,000,000
                        and thereafter

     (b) Fixed Charge Coverage Ratio.  Maintain at the end of each fiscal
         ---------------------------
quarter of the Borrower a ratio of Consolidated EBITDA for the most recently completed four fiscal quarters of the Borrower and its Subsidiary less the
                                                                  ----
aggregate amount of cash Capital Expenditures made by the Borrower and its Subsidiaries during such four fiscal quarter period to the sum of (i) interest payable on, and amortization of debt discount in respect of, all Debt plus (ii)
                                                                      ----
principal amounts of all Funded Debt payable, in each case, by the Borrower and its Subsidiaries during such four fiscal quarter period of not less than 1.25 to 1; provided, however, that for the fiscal quarter of the Borrower ending on
   --------  -------
October 31, 1997 and January 31, 1997, each component of the fixed charge coverage ratio shall be the actual amount of such component for the period since May 1,

1997 multiplied by a fraction the numerator of which is four and the denominator of which is the number of fiscal quarters that have elapsed since May 1, 1997.

     (c) Senior Leverage Ratio.  Maintain at the end of each fiscal quarter of
         ---------------------
the Borrower a Senior Leverage Ratio of not more than the ratio set forth below for such fiscal quarter:


                   QUARTER ENDING ON      RATIO
                   -----------------      -----

                    October 31, 1997    4.1 : 1.00

                    January 31, 1998    2.8 : 1.00

                    April 30, 1998      2.1 : 1.00

                    July 31, 1998       1.5 : 1.00

                    October 31, 1998    1.3 : 1.00
                     and thereafter

     (d) Leverage Ratio.  Maintain at the end of each fiscal quarter of the
         --------------
Borrower a Leverage Ratio of not more than the ratio set forth below for such fiscal quarter:


                   QUARTER ENDING ON      RATIO
                   -----------------      -----

                    October 31, 1997    7.8 : 1.00

                    January 31, 1998    5.5 : 1.00

                    April 30, 1998      4.2 : 1.00

                    July 31, 1998       3.2 : 1.00

                    October 31, 1998    3.0 : 1.00
                     and thereafter

     (e) Current Ratio.  Maintain at the end of each fiscal quarter of the
         -------------
Borrower a ratio of Consolidated Current Assets to Consolidated Current Liabilities, in each case of the Borrower and its Subsidiaries of not less than 1.25:1.00.

     (f) Minimum Net Worth.  Maintain at all times an excess of
         -----------------
Consolidated total assets over Consolidated total liabilities, in each case of the Borrower and its Subsidiaries of not less than $29,500,000 plus 75% of
                                                               ----
Consolidated net income of the Borrower and its Subsidiaries for the period after April 30, 1997 to and including each date of determination computed on a cumulative basis for said entire period plus 100% of all proceeds from the sale
                                        ----
or issuance by the Borrower or any of its Subsidiaries of capital stock or other ownership or profit interest, any securities convertible into or exchangeable for capital stock or other ownership or profit interest or any warrants, rights, options or other securities to acquire capital stock or other ownership or profit interest.


                                   ARTICLE VI

                               EVENTS OF DEFAULT

     SECTION 6.01.  Events of Default.  If any of the following events
                    -----------------
("Events of Default") shall occur and be continuing:
  -----------------

     (a) (i) the Borrower shall fail to pay any principal of any Advance when the same shall become due and payable or (ii) the Borrower shall fail to pay any interest on any Advance, or any Loan Party shall fail to make any other payment under any Loan Document, in each case under this clause (ii) within 3 Business Day(s) after the same becomes due and payable; or

     (b) any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

     (c) the Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 2.14, 5.01(e), (f), (g), (n), (o), (p), (q) or
(r), 5.02, 5.03 or 5.04; or

     (d) any Loan Party shall fail to perform any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 10 days after the earlier of the date on which (A) a Responsible Officer of the Borrower becomes aware of such failure or (B) written notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender Party; or

     (e) any Loan Party or any of such Loan Party's Subsidiaries shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt that is outstanding in a principal or notional amount of at least $250,000 either individually or in the aggregate (but excluding Debt outstanding hereunder) of such Loan Party or such Subsidiary (as the case may
be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or any such Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

     (f) any Loan Party or any of such Loan Party's Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party or any of such Loan Party's Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party or any of such Loan Party's Subsidiaries shall take any corporate (or the equivalent thereof) action to authorize any of the actions set forth above in this subsection (f); or

     (g) any judgment or order for the payment of money in excess of $250,000 shall be rendered against any Loan Party or any of such Loan Party's Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

     (h) any non-monetary judgment or order shall be rendered against any Loan Party or any of such Loan Party's Subsidiaries that could be reasonably likely to have a Material Adverse Effect with respect to any Loan Party or any Lender Party, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

     (i) any provision of any Loan Document after delivery thereof pursuant to Section 3.01 or 5.01(p) shall for any reason cease to be valid and binding on or enforceable against any Loan Party party to it, or any such Loan Party shall so state in writing; or

     (j) any ERISA Event shall have occurred with respect to a Plan and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and the ERISA Affiliates related to such ERISA Event) exceeds $250,000; or

     (k) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and the ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $250,000 or requires payments exceeding $50,000 per annum; or

     (l) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Loan Parties and the ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $50,000; or

     (m) (i) any Person or two or more Persons acting in concert other than the Founders shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of Voting Stock of the Borrower (or other Securities convertible into such Voting Stock) representing 15% or more of the combined voting power of all Voting Stock of the Borrower; or (ii) any Person or two or more Persons acting in concert other than the Founders shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of control over Voting Stock of the Borrower (or other securities convertible into such securities) representing 15% or more of the combined voting power of all Voting Stock of the Borrower; then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the obligation of each Appropriate Lender to make Advances (other than Letter of Credit Advances by an Issuing Bank or a Revolving Credit Lender pursuant to Section 2.03(c)) and of the Issuing Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in
                                                      --------  -------
the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Federal Bankruptcy Code, (x) the obligation of each Lender to make Advances (other than Letter of Credit Advances by the Issuing Bank or a Revolving Credit Lender pursuant to Section 2.03(c)) and of the Issuing Bank to issue Letters of Credit shall automatically be terminated and
(y) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

     SECTION 6.02.  Actions in Respect of the Letters of Credit upon Default.
                    --------------------------------------------------------
If any Event of Default shall have occurred and be continuing, the Administrative Agent may, or shall at the request of the Required Lenders, irrespective of whether it is taking any of the actions described in Section
6.01 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower will, pay to the Administrative Agent on behalf of the Lender Parties in same day funds at the Administrative Agent's office designated in such demand, for deposit in the L/C Cash Collateral Account, an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding. If at any time the Administrative Agent determines that any funds held in the L/C Cash Collateral Account are subject to any right or claim of any Person other than the Administrative Agent and the Lender Parties or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Administrative Agent determines to be free and clear of any such right and claim.


                                  ARTICLE VII

                            THE ADMINISTRATIVE AGENT

     SECTION 7.01.  Authorization and Action.  Each Lender Party (in its
                    ------------------------
capacities as a Lender, an Issuing Bank (if applicable)) hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lender Parties and all holders of Notes; provided, however,
                                                          --------  -------
that the Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender Party prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

     SECTION 7.02.  Administrative Agent's Reliance, Etc.  Neither the
                    ------------------------------------
Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent: (a) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 8.07;
(b) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender Party and shall not be responsible to any Lender Party for any statements, warranties or representations (whether written or oral) made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of any Loan Party or to inspect the property (including the books and records) of any Loan Party; (e) shall not be responsible to any Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; and (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy or telex) believed by it to be genuine and signed or sent by the proper party or parties.

     SECTION 7.03.  NationsBank and Affiliates.  With respect to its
                    --------------------------
Commitments, the Advances made by it and the Notes issued to it, NationsBank shall have the same rights and powers under the Loan Documents as any other Lender Party and may exercise the same as though it were not the Administrative Agent; and the term "Lender Party" or "Lenders Parties" shall, unless otherwise expressly indicated, include NationsBank in its individual capacity. NationsBank and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of its Subsidiaries and any Person who may do business with or own securities of any Loan Party or any such Subsidiary, all as if NationsBank were not the Administrative Agent and without any duty to account therefor to the Lender Parties.

     SECTION 7.04.  Lender Party Credit Decision.  Each Lender Party
                    ----------------------------
acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender Party and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender Party also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

     SECTION 7.05.  Indemnification.  (a)  Each Lender Party severally
                    ---------------
agrees to indemnify the Administrative Agent (to the extent not promptly reimbursed by the Borrower) from and against such Lender Party's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Administrative Agent under the Loan Documents; provided, however, that no Lender Party shall be
                          --------  -------
liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender Party agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 8.04, to the extent that the Administrative Agent is not promptly reimbursed for such costs and expenses by the Borrower.

For purposes of this Section 7.05(a), the Lender Parties' respective ratable shares of any amount shall be determined, at any time, according to the sum of
(a) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Lender Parties, (b) their respective Pro Rata Shares of the aggregate Available Amount of all Letters of Credit outstanding at such time, (c) the aggregate unused portions of their respective Term Commitments at such time and (d) their respective Unused Revolving Credit Commitments at such time; provided that the aggregate principal amount of Letter of Credit Advances
      --------
owing to the Issuing Bank shall be considered to be owed to the Revolving Credit Lenders ratably in accordance with their respective Revolving Credit Commitments. In the event that any Defaulted Advance shall be owing by any Defaulting Lender at any time, such Lender Party's Commitment with respect to the Facility under which such Defaulted Advance was required to have been made shall be considered to be unused for purposes of this Section 7.05(a) to the extent of the amount of such Defaulted Advance. The failure of any Lender Party to reimburse the Administrative Agent promptly upon demand for its ratable share of any amount required to be paid by the Lender Party to the Administrative Agent as provided herein shall not relieve any other Lender Party of its obligation hereunder to reimburse the Administrative Agent for its ratable share of such amount, but no Lender Party shall be responsible for the failure of any other Lender Party to reimburse the Administrative Agent for such other Lender Party's ratable share of such amount. Without prejudice to the survival of any other agreement of any Lender Party hereunder, the agreement and obligations of each Lender Party contained in this Section 7.05(a) shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

     (b) Each Lender Party severally agrees to indemnify the Issuing Bank
(to the extent not promptly reimbursed by the Borrower) from and against such Lender Party's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Issuing Bank in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Issuing Bank under the Loan Documents; provided, however, that no Lender
                                              --------  -------
Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Issuing Bank's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender Party agrees to reimburse the Issuing Bank promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 8.04, to the extent that the Issuing Bank is not promptly reimbursed for such costs and expenses by the Borrower. For purposes of this Section 7.05(b), the Lender Parties' respective ratable shares of any amount shall be determined, at any time, according to the sum of (a) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Lender Parties, (b) their respective Pro Rata Shares of the aggregate Available Amount of all Letters of Credit outstanding at such time,
(c) the aggregate unused portions of their respective Term Commitments at such time plus (d) their respective Unused Revolving Credit Commitments at such time;
     ----
provided, that the aggregate principal amount of Letter of Credit Advances owing
--------
to the Issuing Bank shall be considered to be owed to the Revolving Credit Lenders ratably in accordance with their respective Revolving Credit Commitments. In the event that any

Defaulted Advance shall be owing by any Defaulting Lender at any time, such Lender Party's Commitment with respect to the Facility under which such Defaulted Advance was required to have been made shall be considered to be unused for purposes of this Section 7.05(b) to the extent of the amount of such Defaulted Advance. The failure of any Lender Party to reimburse the Issuing Bank promptly upon demand for its ratable share of any amount required to be paid by the Lender Parties to the Issuing Bank as provided herein shall not relieve any other Lender Party of its obligation hereunder to reimburse the Issuing Bank for its ratable share of such amount, but no Lender Party shall be responsible for the failure of any other Lender Party to reimburse the Issuing Bank for such other Lender Party's ratable share of such amount. Without prejudice to the survival of any other agreement of any Lender Party hereunder, the agreement and obligations of each Lender Party contained in this Section 7.05(b) shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

     SECTION 7.06.  Successor Administrative Agents.  The Administrative
                    -------------------------------
Agent may resign as to any or all of the Facilities at any time by giving written notice thereof to the Lender Parties and the Borrower and may be removed as to all of the Facilities at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent as to such of the Facilities as to which the Administrative Agent has resigned or been removed.
If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lender Parties, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent as to all of the Facilities and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent as to less than all of the Facilities and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent as to such Facilities, other than with respect to funds transfers and other similar aspects of the administration of Borrowings under such Facilities, issuances of Letters of Credit (notwithstanding any resignation as Administrative Agent with respect to the Letter of Credit

Facility) and payments by the Borrower in respect of such Facilities, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement as to such Facilities, other than as aforesaid. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent as to all of the Facilities, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent as to any Facilities under this Agreement.


                                  ARTICLE VIII

                                 MISCELLANEOUS

     SECTION 8.01.  Amendments, Etc.  No amendment or waiver of any provision
                    ---------------
of this Agreement or the Notes or any other Loan Document, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed (or, in the case of the Collateral Documents, consented to) by the Required Lenders (except as provided by clause
(a) below) and, in the case of any amendment of, or a waiver in respect of, a Loan Document, each Loan Party party to such Loan Document, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (a) any amendment, waiver or
                         --------  -------
consent of any provision of Section 5.03 shall be in writing and signed by NationsBank and NationsBridge, (b) no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders (other than any Lender Party that is, at such time, a Defaulting Lender), do any of the following at any time: (i) waive any of the conditions specified in Section 3.01 or, in the case of the Initial Extension of Credit, Section 3.02, (ii) change the number of Lenders or the percentage of (x) the Commitments, (y) the aggregate unpaid principal amount of the Advances or (z) the aggregate Available Amount of outstanding Letters of Credit that, in each case, shall be required for the Lenders or any of them to take any action hereunder, (iii) reduce or limit the obligations of the Subsidiary Guarantors under Section 1 of the Subsidiary Guaranty or otherwise limit the Subsidiary Guarantors' liability with respect to the Obligations owing to the Administrative Agent and the Lender Parties, (iv) release any material portion of the Collateral in any transaction or series of related transactions or permit the creation, incurrence, assumption or existence of any Lien on any material portion of the Collateral in any transaction or series of related transactions to secure any Obligations other than Obligations owing to the Secured Parties under the Loan Documents and other than Debt owing to any other Person, provided that, in the case of any Lien on any material portion of the
        --------
Collateral to secure Debt owing to any other Person, (A) the Borrower shall, on the date such Debt shall be incurred or issued, prepay the Advances pursuant to, and in the order of priority set forth in, Section 2.06(b)(ii) in an aggregate principal amount equal to the amount of such Net Cash Proceeds to the extent required to do so under Section 2.06(b)(ii), (B) such Lien shall be subordinated to the Liens created under the Loan Documents on terms acceptable to the Required Lenders and (C) the Required Lenders shall otherwise permit the creation, incurrence, assumption or existence of such Lien and, to the extent not otherwise permitted under Section 5.02(b), of such Debt, (v) amend this
Section 8.01, or (vi) limit the liability of any Loan Party under any of the Loan Documents and (c) no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each Lender that has a Commitment under the Term Facility or Revolving Credit Facility if affected by such amendment, waiver or consent, (i) increase the Commitments of such Lender or subject such Lender to any additional obligations,
(ii) reduce the principal of, or interest on, the Notes held by such Lender or any fees or other amounts payable hereunder to such Lender, (iii) postpone any date fixed for any payment of principal of, or interest on, the Notes held by such Lender or any fees or other amounts payable hereunder to such Lender or
(iv) change the order of application of any prepayment set forth in Section 2.06 in any manner that materially affects such Lender; provided further that no
                                                   -------- -------
amendment, waiver or consent shall, unless in writing and signed by the Issuing Bank, in addition to the Lenders required above to take such action, affect the rights or obligations of the Issuing Bank under this Agreement; and provided
                                                                    --------
further that no amendment, waiver or consent shall, unless in writing and signed
-------
by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement.

     SECTION 8.02.  Notices, Etc.  All notices and other communications
                    ------------
provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to the Borrower, at its address at 11440 Commerce Park Drive, Reston, VA 20191, Attention: Anthony M. Picini; if to any Initial Lender or the Initial Issuing Bank, at its Domestic Lending Office specified opposite its name on
Schedule I hereto; if to any other Lender Party, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender Party; and if to the Administrative Agent, at its address at 100 North Tryon Street, Charlotte, North Carolina 28255, Attention: Kevin Wagley, with a copy to NationsBank, 100 North Tryon Street, Charlotte, North Carolina 28255, Attention:
Lynne Wertz; or, as to the Borrower or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively, except that notices and communications to the Administrative Agent pursuant to Article II, III or VII shall not be effective until received by the Administrative Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

     SECTION 8.03.  No Waiver; Remedies.  No failure on the part of any
                    -------------------
Lender Party or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 8.04.  Costs and Expenses.  (a)  The Borrower agrees to pay on
                    ------------------
demand (i) all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, (A) all due diligence, collateral review, syndication, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses and (B) the reasonable fees and expenses of counsel for the Administrative Agent with respect thereto, with respect to advising the Administrative Agent as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto) and (ii) all costs and expenses of the Administrative Agent and the Lender Parties in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and each Lender Party with respect thereto).

     (b) The Borrower agrees to indemnify and hold harmless the
Administrative Agent, each Lender Party and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified
                                                               -----------
Party") from and against (and will reimburse each Indemnified Party as the same
-----
are incurred) any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees, disbursements and other charges of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith)
(A) (i) the Transaction or (ii) the Facilities or any other financing or any actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or (B) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any of its Subsidiaries or any Environmental Action relating in any way to any Loan Party or any of its Subsidiaries, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 8.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto and whether or not the Transaction and other transactions contemplated hereby are consummated. The Borrower also agrees not to assert any claim against the Administrative Agent, any Lender Party or any of their Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions contemplated thereby.

     (c) If any payment of principal of, or Conversion of, any Eurodollar
Rate Advance is made by the Borrower to or for the account of a Lender Party other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.09(b)(i) or 2.10(d), acceleration of the maturity of the Notes pursuant to Section 6.01 or for any other reason, the Borrower shall, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party any amounts required to compensate such Lender Party for any additional losses, costs or expenses that it may reasonably incur as a result of such payment, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender Party to fund or maintain such Advance.

     (d) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Administrative Agent or any Lender Party, in its sole discretion.

     (e) Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any other Loan Document, the agreements and obligations of the Borrower contained in Sections 2.10 and 2.12 and this Section 8.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents.

     SECTION 8.05.  Right of Set-off.  Upon (a) the occurrence and during
                    ----------------
the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Lender Party and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such Affiliate to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement and the Note or Notes (if any) held by such Lender Party, irrespective of whether such Lender Party shall have made any demand under this Agreement or such Note or Notes and although such obligations may be unmatured. Each Lender Party agrees promptly to notify the Borrower after any such set-off and application; provided, however, that the failure to give such notice shall not
             --------  -------
affect the validity of such set-off and application. The rights of each Lender Party and its respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender Party and its respective Affiliates may have.

     SECTION 8.06.  Binding Effect.  This Agreement shall become effective
                    --------------
when it shall have been executed by the Borrower and the Administrative Agent and when the Administrative Agent shall have been notified by each Initial Lender and the Initial Issuing Bank that such Initial Lender and the Initial Issuing Bank have executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender Party and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender Parties.

          SECTION 8.07.  Assignments and Participations.  (a)  Each Lender may
                         ------------------------------
assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement

(including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) each such assignment shall be of a uniform, and
--------  -------
not a varying, percentage of all rights and obligations under and in respect of one or more Facilities, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000, (iii) each such assignment shall be to an Eligible Assignee, and (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $3,500.

     (b) Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender or Issuing Bank, as the case may be, hereunder and (y) the Lender or Issuing Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's or Issuing Bank's rights and obligations under this Agreement, such Lender or Issuing Bank shall cease to be a party hereto).

     (c) By executing and delivering an Assignment and Acceptance, the Lender Party assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender Party or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender or Issuing Bank, as the case may be.

     (d) The Administrative Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender Parties and the Commitment under each Facility of, and principal amount of the Advances owing under each Facility to, each Lender Party from time to time (the "Register"). The entries in the Register shall be conclusive and
              --------
binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lender Parties may treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

     (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender Party and an assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. In the case of any assignment by a Lender, within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it under a Facility pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder under such Facility, a new Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-1 or A-2 hereto, as the case may be.

     (f) The Issuing Bank may assign to an Eligible Assignee all of its rights and obligations under the undrawn portion of its Letter of Credit Commitment at any time; provided, however, that (i) each such assignment shall
                        --------  -------
be to an Eligible Assignee and (ii) the parties to such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,500.

     (g) Each Lender Party may sell participations to one or more Persons
(other than any Loan Party or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it and the Note or Notes (if any) held by it); provided, however, that (i) such Lender
                                        --------  -------
Party's obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender Party shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender Party shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Administrative Agent and the other Lender Parties shall continue to deal solely and directly with such Lender Party in connection with such Lender Party's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release all or substantially all of the Collateral.

     (h) Any Lender Party may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.07, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower furnished to such Lender Party by or on behalf of the Borrower; provided, however, that, prior to any
                                       --------  -------
such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender Party.

     (i) Notwithstanding any other provision set forth in this Agreement, any Lender Party may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

     SECTION 8.08.  Execution in Counterparts.  This Agreement may be executed
                    -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 8.09.  No Liability of the Issuing Bank.  The Borrower assumes
                    --------------------------------
all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Issuing Bank nor any of its officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the
                                                              ------
Borrower shall have a claim against the Issuing Bank, and the Issuing Bank shall be liable to the Borrower, to the extent of any direct, but not consequential, damages suffered by the Borrower that the Borrower proves were caused by (i) the Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or (ii) the Issuing Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

     SECTION 8.10.  Confidentiality.  Neither the Administrative Agent nor
                    ---------------
any Lender Party shall disclose any Confidential Information to any Person without the consent of the Borrower, other than (a) to the Administrative Agent's or such Lender Party's Affiliates and their officers, directors, employees, agents and advisors and to actual or prospective Eligible Assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process and (c) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking.

     SECTION 8.11.  Jurisdiction, Etc.  (a)  Each of the parties hereto
                    -----------------
hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any jurisdiction.

     (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     SECTION 8.12.  Governing Law.  This Agreement and the Notes shall be
                    -------------
governed by, and construed in accordance with, the laws of the State of New
York.

     SECTION 8.13.  Waiver of Jury Trial.  Each of the Borrower, the
                    --------------------
Administrative Agent and the Lender Parties irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the loan Documents, the Advances or the actions of the Administrative Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                    PHP HEALTHCARE CORPORATION


                                    By       /s/ Anthony M. Picini
                                      ------------------------------------
                                      Title:  Executive Vice President and
                                              Chief Financial Officer


                                    NATIONSBANK, N.A.,
                                    as Administrative Agent


                                    By       /s/ Michael D. Monte
                                      ------------------------------------
                                      Title:  Senior Vice President


INITIAL LENDERS


                                    NATIONSBANK, N.A.


                                    By       /s/ Michael D. Monte
                                      ------------------------------------
                                      Title:  Senior Vice President


                                    NATIONSBRIDGE, L.L.C.


                                    By       /s/ Lynne E. Wertz
                                      ------------------------------------
                                      Title:  Director, High Yield Finance